UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21435

GENERAL ELECTRIC RSP INCOME FUND

(Exact name of registrant as specified in charter)

1600 Summer Street, Stamford, Connecticut 06905

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Sean O’Malley, Esq.

Senior Vice President and Deputy General Counsel

c/o SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Shareholder Reports.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

Annual Report

December 31, 2020

GE RSP Funds

U.S. Equity Fund

Income Fund

GE RSP Funds

Annual Report

December 31, 2020

GE RSP Funds

Notes to Performance — December 31, 2020 (Unaudited)

The information provided on the performance pages relates to the GE RSP U.S. Equity Fund and GE RSP Income Fund (each, a “Fund” and collectively, the “Funds”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Funds’ website at www.ssga.com/geam for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

Notes to Performance	1

GE RSP U.S. Equity Fund

Management Discussion of Fund Performance — December 31, 2020 (Unaudited)

The GE RSP U.S. Equity Fund (the “Fund”) seeks to provide long-term growth of capital. The Fund’s benchmark is the S&P 500 Index (the “Index”).

For the 12-month period ended December 31, 2020 (the “Reporting Period”), the total return for the Fund was 23.82%, and the Index was 18.40%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

After the COVID-driven market plunge early in 2020, the market recovered strongly finishing the year up significantly for the full year. The Fund outperformed the Index during the Reporting Period. In a volatile year, the Fund outperformed in eight of eleven sectors and had seven different industries represented in the top 10 stock contributors, a testament to strong stock-picks across the research and PM team. The primary drivers of the outperformance came from stock selection in the consumer discretionary and financials sectors, while healthcare holdings detracted from performance. In consumer discretionary, long-time Fund holding Amazon.com was a key beneficiary of pandemic driven lockdowns, which drove an increase in online spending. In addition, the Fund’s holdings in higher quality retailers like Lowes and Ross Stores did well in the market recovery. The Fund also largely avoided the worst-hit consumer segments such as cruise lines. Bank stocks were particularly weak during the Reporting Period as they were impacted by falling rates and economic headwinds. The Fund is overweight banks but has exposure to the specialty regional bank First Republic Bank, which significantly outperformed the weak performing major banks. The positive financials attribution was also helped by significant outperformance of holdings in S&P Global, MSCI and TradeWeb Markets. In healthcare, Merck and Boston Scientific dragged on performance. Both companies were negatively impacted by COVID-19 as they experienced pandemic related declines across drugs and medical device sales that we would expect to recover as pent-up demand for these products return. Within healthcare, these negatives were offset by a positive contribution from Gilead, which benefited from the COVID-19 treatment Remdesivir.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Amazon.com, Apple, and Microsoft. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Schlumberger, Chevron, and JPMorgan Chase.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

2	GE RSP U.S. Equity Fund

GE RSP U.S. Equity Fund

Understanding Your Fund’s Expenses (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2020.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Beginning Account Value July 1, 2020	$1,000.00	$1,000.00
Ending Account Value December 31, 2020	$1,237.30	$1,024.43
Expenses Paid During Period*	$0.79	$0.71

*

Expenses are equal to the Fund’s annualized expense ratio of 0.14% (for the period July 1, 2020 - December 31, 2020), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GE RSP U.S. Equity Fund	3

GE RSP U.S. Equity Fund

Performance Summary — December 31, 2020 (Unaudited)

Top Ten Largest Holdings

as of December 31, 2020 (as a % of Fair Value) (a)

Apple Inc.	5.58%

Microsoft Corp.	5.55%

Amazon.com Inc.	5.04%

JPMorgan Chase & Co.	2.97%

Alphabet Inc., Class A	2.95%

Facebook Inc., Class A	2.57%

Visa Inc., Class A	2.48%

The Walt Disney Co.	2.01%

QUALCOMM Inc.	1.99%

Merck & Company Inc.	1.98%

Sector Allocation

Portfolio Composition as a % of Fair Value of $6,172,766 (in thousands) as of December 31, 2020 (a)

Average Annual Total Return for the years ended December 31, 2020

(Inception date: 01/01/80)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
GE RSP U.S. Equity Fund	23.82%	16.06%	13.69%	$36,084

S&P 500® Index	18.40%	15.22%	13.89%	$36,700

(a)

The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

4	GE RSP U.S. Equity Fund

GE RSP U.S. Equity Fund

Performance Summary, continued — December 31, 2020 (Unaudited)

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

GE RSP U.S. Equity Fund	5

GE RSP U.S. Equity Fund

Schedule of Investments — December 31, 2020

	Number of Shares	Fair Value $

Common Stock - 99.1%†
Aerospace & Defense - 0.5%
Raytheon Technologies Corp.	475,137	33,977,047

Air Freight & Logistics - 0.5%
United Parcel Service Inc., Class B	191,648	32,273,523

Apparel Retail - 1.3%
Ross Stores Inc.	656,090	80,574,413

Application Software - 2.1%
Adobe Inc. (a)	94,125	47,073,795
Intuit Inc.	32,673	12,410,839
salesforce.com Inc. (a)	260,523	57,974,183
Splunk Inc. (a)	76,248	12,953,773

		130,412,590

Asset Management & Custody Banks - 0.3%
The Blackstone Group Inc., Class A	327,844	21,247,570

Automotive Retail - 0.5%
O’Reilly Automotive Inc. (a)	72,910	32,996,879

Biotechnology - 1.0%
BioMarin Pharmaceutical Inc. (a)	349,307	30,630,731
Vertex Pharmaceuticals Inc. (a)	131,430	31,062,166

		61,692,897

Building Products - 1.4%
Allegion PLC	105,128	12,234,797
Trane Technologies PLC	527,747	76,607,754

		88,842,551

Cable & Satellite - 1.7%
Charter Communications Inc., Class A (a)	94,551	62,550,214
Comcast Corp., Class A	820,265	42,981,886

		105,532,100

Construction Materials - 1.0%
Martin Marietta Materials Inc.	211,180	59,968,785

Data Processing & Outsourced Services - 4.1%
Fidelity National Information Services Inc.	178,951	25,314,408
Mastercard Inc., Class A	198,622	70,896,137

	Number of Shares	Fair Value $
PayPal Holdings Inc. (a)	37,885	8,872,667
Visa Inc., Class A	700,602	153,242,676

		258,325,888

Diversified Banks - 2.9%
JPMorgan Chase & Co.	1,441,240	183,138,367

Diversified Support Services - 0.4%
Cintas Corp.	61,831	21,854,785

Electric Utilities - 1.0%
American Electric Power Company Inc.	37,121	3,091,066
NextEra Energy Inc.	788,154	60,806,081

		63,897,147

Electronic Components - 2.5%
Amphenol Corp., Class A	496,033	64,866,235
Corning Inc.	2,473,214	89,035,704

		153,901,939

Electronic Equipment & Instruments - 0.6%
Keysight Technologies Inc. (a)	276,824	36,565,682

Environmental & Facilities Services - 1.1%
Waste Management Inc.	556,202	65,592,902

Financial Exchanges & Data - 2.2%
CME Group Inc.	380,558	69,280,584
MSCI Inc.	26,781	11,958,520
S&P Global Inc.	135,186	44,439,694
Tradeweb Markets Inc., Class A	205,866	12,856,331

		138,535,129

Footwear - 0.9%
NIKE Inc., Class B	384,540	54,400,874

Healthcare Equipment - 3.4%
Becton Dickinson & Co.	191,094	47,815,541
Boston Scientific Corp. (a)	3,273,228	117,672,546
Medtronic PLC	415,298	48,648,008

		214,136,095

Healthcare Facilities - 0.6%
HCA Healthcare Inc.	221,757	36,470,156

Healthcare Services - 0.9%
Cigna Corp.	204,255	42,521,806
Quest Diagnostics Inc.	121,440	14,472,005

		56,993,811

See Notes to Schedules of Investments and Notes to Financial Statements.

6	GE RSP U.S. Equity Fund

GE RSP U.S. Equity Fund

Schedule of Investments, continued — December 31, 2020

	Number of Shares	Fair Value $

Home Improvement Retail - 1.8%
Lowe’s Companies Inc.	590,948	94,853,063
The Home Depot Inc.	72,590	19,281,356

		114,134,419

Hotels, Resorts & Cruise Lines - 0.2%
Marriott International Inc., Class A	105,526	13,920,990

Household Products - 1.6%
Colgate-Palmolive Co.	332,483	28,430,621
The Procter & Gamble Co.	520,882	72,475,522

		100,906,143

Hypermarkets & Super Centers - 0.5%
Walmart Inc.	227,288	32,763,565

Industrial Conglomerates - 2.3%
Honeywell International Inc.	529,867	112,702,711
Roper Technologies Inc.	77,457	33,390,938

		146,093,649

Industrial Gases - 0.9%
Air Products & Chemicals Inc.	209,097	57,129,482

Industrial Machinery - 0.5%
Xylem Inc.	295,518	30,080,777

Insurance Brokers - 0.3%
Marsh & McLennan Companies Inc.	157,911	18,475,587

Integrated Oil & Gas - 0.8%
Chevron Corp.	352,874	29,800,209
Exxon Mobil Corp.	431,909	17,803,289

		47,603,498

Integrated Telecommunication Services - 0.4%
AT&T Inc.	795,352	22,874,323

Interactive Home Entertainment - 0.3%
Activision Blizzard Inc.	187,450	17,404,732

Interactive Media & Services - 6.8%
Alphabet Inc., Class A (a)	103,924	182,141,359
Alphabet Inc., Class C (a)	48,420	84,826,030
Facebook Inc., Class A (a)	580,649	158,610,081

		425,577,470

Internet & Direct Marketing Retail - 5.0%
Amazon.com Inc. (a)	95,599	311,359,251

	Number of Shares	Fair Value $
IT Consulting & Other Services - 0.4%
Accenture PLC, Class A	93,022	24,298,277

Life Sciences Tools & Services - 1.2%
IQVIA Holdings Inc. (a)	410,986	73,636,362

Managed Healthcare - 1.8%
Centene Corp. (a)	967,783	58,096,014
UnitedHealth Group Inc.	145,509	51,027,096

		109,123,110

Movies & Entertainment - 2.4%
Netflix Inc. (a)	41,444	22,410,014
The Walt Disney Co. (a)	684,347	123,989,989

		146,400,003

Multi-Line Insurance - 0.3%
American International Group Inc.	426,243	16,137,560

Multi-Sector Holdings - 1.1%
Berkshire Hathaway Inc., Class B (a)	303,941	70,474,800

Multi-Utilities - 2.0%
CMS Energy Corp.	442,613	27,003,819
Sempra Energy	772,211	98,387,404

		125,391,223

Oil & Gas Equipment & Services - 0.6%
Schlumberger N.V.	1,566,970	34,206,955

Oil & Gas Exploration & Production - 1.0%
ConocoPhillips	1,047,153	41,875,648
Pioneer Natural Resources Co.	153,059	17,431,890

		59,307,538

Packaged Foods & Meats - 1.4%
Mondelez International Inc., Class A	1,519,289	88,832,828

Personal Products - 0.4%
The Estee Lauder Companies Inc., Class A	103,828	27,637,975

Pharmaceuticals - 4.8%
Bristol-Myers Squibb Co.	731,154	45,353,483
Elanco Animal Health Inc. (a)	2,167,095	66,464,804
Johnson & Johnson	233,900	36,811,182

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP U.S. Equity Fund	7

GE RSP U.S. Equity Fund

Schedule of Investments, continued — December 31, 2020

	Number of Shares	Fair Value $

Merck & Company Inc.	1,494,693	122,265,887
Viatris Inc. (a)	1,442,179	27,026,434

		297,921,790

Property & Casualty Insurance - 1.3%
Chubb Ltd.	481,837	74,164,351
The Progressive Corp.	96,662	9,557,939

		83,722,290

Railroads - 0.7%
Union Pacific Corp.	210,694	43,870,705

Regional Banks - 3.2%
First Republic Bank	688,354	101,139,853
Regions Financial Corp.	3,223,123	51,956,743
SVB Financial Group (a)	120,319	46,663,318

		199,759,914

Restaurants - 0.9%
Domino’s Pizza Inc.	39,740	15,238,701
McDonald’s Corp.	187,840	40,306,707

		55,545,408

Semiconductor Equipment - 1.8%
Applied Materials Inc.	1,315,277	113,508,405

Semiconductors - 4.6%
Intel Corp.	147,237	7,335,347
NVIDIA Corp.	144,376	75,393,147
QUALCOMM Inc.	807,492	123,013,331
Texas Instruments Inc.	472,272	77,514,004

		283,255,829

Soft Drinks - 1.7%
PepsiCo Inc.	692,798	102,741,943

Specialized REITs - 0.4%
American Tower Corp.	119,666	26,860,230

Specialty Chemicals - 0.7%
DuPont de Nemours Inc.	431,438	30,679,556
Ecolab Inc.	66,924	14,479,677

		45,159,233

Specialty Stores - 0.1%
Tractor Supply Co.	26,136	3,674,199

Systems Software - 6.8%
Microsoft Corp.	1,539,151	342,337,965
Oracle Corp.	611,149	39,535,229
ServiceNow Inc. (a)	76,684	42,209,174

		424,082,368

	Number of Shares	Fair Value $
Technology Hardware, Storage & Peripherals - 5.5%
Apple Inc.	2,593,901	344,184,724

Trading Companies & Distributors - 1.3%
United Rentals Inc. (a)	338,359	78,468,836

Trucking - 0.1%
Lyft Inc., Class A (a)	75,981	3,732,946

Wireless Telecommunication Services - 0.3%
T-Mobile US Inc. (a)	157,032	21,175,765

Total Common Stock (Cost $3,681,452,262)		6,172,766,232

Total Investments (Cost $3,681,452,262)		6,172,766,232

Other Assets and Liabilities, net - 0.9%		57,017,015

NET ASSETS - 100.0%		6,229,783,247

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s Supplemental Information Documents and Consolidated Profile for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.
†	Percentages are based on net assets as of December 31, 2020.

Abbreviations:

REIT - Real Estate Investment Trust

See Notes to Schedules of Investments and Notes to Financial Statements.

8	GE RSP U.S. Equity Fund

GE RSP U.S. Equity Fund

Schedule of Investments, continued — December 31, 2020

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2020:

Fund	Investments	Level 1	Level 2	Level 3	Total

GE RSP U.S. Equity Fund	Investments in Securities

	Common Stock	$6,172,766,232	$—	$—	$6,172,766,232

	Total Investments in Securities	$6,172,766,232	$—	$—	$6,172,766,232

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP U.S. Equity Fund	9

GE RSP Income Fund

Management Discussion of Fund Performance — December 31, 2020 (Unaudited)

The GE RSP Income Fund (the “Fund”) seeks to provide the maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets under normal circumstances in debt securities. The Fund’s benchmark is the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

For the 12-month period ended December 31, 2020 (the “Reporting Period”), the total return for the Fund was 8.20% and the Index was 7.51%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Asset allocation and security selection, which each had a positive impact, and duration, which had a negative impact, were the primary drivers of Fund performance during the Reporting Period relative to the Index.

During the reporting period, the Fund increased its over-weight asset allocation to credit sectors from modest levels after credit spreads widened substantially in response to the COVID-19 global pandemic. The U.S. government responded with fiscal and monetary stimulus, which included a Federal Reserve program to temporarily buy U.S. corporate credit bonds, causing credit spreads to tighten significantly in the last three quarters of the Reporting Period. Given the timing of management’s allocation increase to credit, the Fund’s allocation to credit generated positive excess returns to the Index despite the fact that credit spreads widened during the Reporting Period.

Security selection in the investment-grade credit and agency MBS allocations generated positive excess returns relative to the Index, which was offset by security selection in the treasury allocation, which generated negative excess returns relative to the Index.

Over the course of the Reporting Period, the ten-year government interest rate decreased from 1.92% to 0.92%. During the first quarter of 2020, we had the view that the Phase One trade agreement between the U.S. and China coupled with pent up private investment would lead to above trend growth. As such, we felt that long-term interest rates were near a cyclical low and established a short duration position relative to the Index. The COVID-19 global pandemic caused interest rates to decline significantly, negatively impacting the Fund’s performance relative to the Index.

The Fund used treasury futures, interest rate swaps, options on treasury futures and index credit default swaps in order to actively manage duration and credit spread duration during the Reporting Period. The Fund’s use of options on treasury futures contributed to Fund performance relative to the Index, while its use of treasury futures, interest rate swaps, and index credit default swaps detracted from Fund performance relative to the Index.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

10	GE RSP Income Fund

GE RSP Income Fund

Understanding Your Fund’s Expenses (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2020.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Actual Fund Return
Beginning Account Value July 1, 2020	$1,000.00	$1,000.00
Ending Account Value December 31, 2020	$1,028.20	$1,024.28
Expenses Paid During Period*	$0.87	$0.87

*

Expenses are equal to the Fund’s annualized expense ratio of 0.17% (for the period July 1, 2020 - December 31, 2020), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

GE RSP Income Fund	11

GE RSP Income Fund

Performance Summary — December 31, 2020 (Unaudited)

Quality Ratings

as of December 31, 2020 as a % of Fair Value (a)

Moody’s / S&P /Rating*	Percentage of Fair Value
Aaa / AAA	8.4%

Aa / AA	44.9%

A / A	11.3%

Baa / BBB	30.7%

Ba / BB and lower	3.3%

NR / Other	1.4%

100.0%

Sector Allocation

Portfolio Composition as a % of Fair Value of $1,967,589 (in thousands) as of December 31, 2020 (a)

Average Annual Total Return for the years ended December 31, 2020

(Inception date: 01/03/80)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
GE RSP Income Fund	8.20%	4.80%	4.29%	$15,221

Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%	$14,576

*

Moody’s Investors Services, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standard of quality. In formulating investment decisions for the Fund, SSGA Funds Management, Inc. (“SSGA FM”) develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

(a)

The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

12	GE RSP Income Fund

GE RSP Income Fund

Performance Summary, continued — December 31, 2020 (Unaudited)

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

GE RSP Income Fund	13

GE RSP Income Fund

Schedule of Investments — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

Bonds and Notes - 94.3%†
U.S. Treasuries - 12.4%
1.25%, 05/15/50 (a)	8,342,000	7,571,668
2.25%, 08/15/46 (a)	14,668,000	16,753,606
3.00%, 08/15/48 (a)	32,000,000	42,120,000
3.75%, 08/15/41 (a)	4,853,300	6,895,478
0.25%, 07/31/25 (a)	18,910,000	18,853,861
0.38%, 07/31/27 (a)	88,561,500	87,385,293
0.63%, 08/15/30 (a)	8,712,000	8,495,561
1.25%, 03/31/21	58,239,000	58,395,972
2.63%, 02/15/29 (a)	11,129,000	12,775,744

		259,247,183

Agency Mortgage Backed - 26.4%
Federal Home Loan Mortgage Corp.
3.00%, 04/01/43 - 10/01/49 (a)	67,519,174	72,050,648
4.50%, 06/01/33 - 02/01/35 (a)	67,875	76,081
5.00%, 07/01/35 (a)	491,717	571,185
5.50%, 01/01/38 - 04/01/39 (a)	900,189	1,061,443
6.00%, 06/01/33 - 11/01/37 (a)	1,862,848	2,171,460
6.50%, 07/01/29 (a)	14,326	15,593
7.00%, 01/01/27 - 08/01/36 (a)	407,520	481,016
7.50%, 01/01/28 - 09/01/33 (a)	30,984	34,537
8.00%, 11/01/30 (a)	2,560	2,937
8.50%, 04/01/30 (a)	5,739	7,367
3.00%, 03/01/50 (a)	14,507,053	15,216,176
3.50%, 08/01/45 - 01/01/48 (a)	56,945,195	61,943,444
4.00%, 01/01/41 - 01/01/50 (a)	41,512,643	45,129,922
4.50%, 07/01/33 - 12/01/48 (a)	18,961,749	20,996,542
5.00%, 03/01/34 - 05/01/39 (a)	1,471,625	1,692,004
5.50%, 12/01/32 - 01/01/39 (a)	4,902,042	5,703,525
6.00%, 03/01/21 - 05/01/41 (a)	8,634,634	10,087,010
6.50%, 05/01/21 - 08/01/36 (a)	294,368	330,055
7.00%, 10/01/32 - 02/01/34 (a)	40,181	44,898
7.50%, 11/01/22 - 03/01/33 (a)	176,368	199,744

	Principal Amount ($) or Number of Shares	Fair Value $
8.00%, 06/01/24 - 10/01/31 (a)	62,853	68,777
8.50%, 04/01/30 (a)	13,933	16,892
9.00%, 06/01/21 - 12/01/22 (a)	3,848	3,904
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR
5.85%, 09/25/46 (a)(b)(c)	19,568,509	4,431,881
2.00%, TBA (d)	82,164,083	85,754,283
3.00%, 12/20/42 - 05/20/45 (a)	76,468,566	81,575,839
3.50%, 08/20/48 (a)	16,000,815	17,123,396
4.00%, 01/20/41 - 04/20/43 (a)	8,680,684	9,599,357
4.50%, 08/15/33 - 03/20/41 (a)	3,386,553	3,806,825
5.00%, 08/15/33 (a)	178,303	198,002
6.00%, 04/15/27 - 09/15/36 (a)	572,472	656,224
6.50%, 01/15/24 - 09/15/36 (a)	419,499	466,623
7.00%, 03/15/26 - 10/15/36 (a)	290,505	327,562
7.50%, 11/15/22 - 11/15/31 (a)	89,762	94,939
8.00%, 12/15/29 - 05/15/30 (a)	1,111	1,238
9.00%, 12/15/21 (a)	685	687
2.25%, 08/20/23 - 09/20/24 (a)(b)	1,348	1,363
2.88%, 04/20/24 (a)(b)	656	668
3.00%, 01/20/24 - 03/20/24 (a)(b)	868	881
3.13%, 11/20/21 - 10/20/25 (a)(b)	4,051	4,100
2.50% TBA (d)	102,005,196	107,946,999

		549,896,027

Agency Collateralized Mortgage Obligations - 0.9%
0.08%, 09/25/43 (a)(b)(c)	4,560,168	14,546
2.51%, 07/25/29 (a)	6,504,000	7,223,696
4.05%, 09/25/28 (a)(b)	2,313,000	2,797,574
Federal Home Loan Mortgage Corp. REMIC
3.50%, 11/15/30 (a)(c)	773,631	25,097
5.50%, 06/15/33 (a)(c)	170,371	29,391
7.50%, 07/15/27 (a)(c)	6,857	1,100

See Notes to Schedules of Investments and Notes to Financial Statements.

14	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

Federal Home Loan Mortgage Corp. REMIC 6.15% - 1 month USD LIBOR 5.99%, 10/15/42 (a)(b)(c)	15,768,648	2,716,620
Federal Home Loan Mortgage Corp. REMIC 6.60% - 1 month USD LIBOR 6.44%, 08/15/25 (a)(b)(c)	202,110	4,849
Federal Home Loan Mortgage Corp. STRIPS
1.47%, 08/01/27 (a)(e)(f)	4,611	4,411
8.00%, 02/01/23 - 07/01/24 (a)(c)	10,583	1,007
Federal National Mortgage Assoc. 1.60% + 12 month USD LIBOR 3.35%, 04/01/37 (a)(b)	15,564	15,939
Federal National Mortgage Assoc. REMIC
1.10%, 12/25/42 (a)(b)(c)	650,481	23,334
5.00%, 02/25/40 - 09/25/40 (a)(c)	529,160	60,241
1,008.00%, 05/25/22 (a)(c)	4	21
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR 5.85%, 07/25/38 (a)(b)(c)	207,689	37,565
Federal National Mortgage Assoc. REMIC 6.55% - 1 month USD LIBOR 6.40%, 11/25/41 (a)(b)(c)	24,327,518	5,404,471
Federal National Mortgage Assoc. STRIPS
1.87%, 12/25/34 (a)(e)	157,465	144,136
4.50%, 08/25/35 - 01/25/36 (a)(c)	374,790	51,145
5.00%, 03/25/38 - 05/25/38 (a)(c)	222,365	38,967
5.50%, 12/25/33 (a)(c)	62,621	10,075
6.00%, 01/25/35 (a)(c)	243,573	46,147
7.50%, 11/25/23 (a)(c)	29,710	2,198
8.00%, 08/25/23 - 07/25/24 (a)(c)	19,292	2,009
8.50%, 07/25/22 (a)(c)	2,031	58
9.00%, 05/25/22 (a)(c)	1,222	24
Government National Mortgage Assoc. REMIC 4.50%, 08/16/39 (a)(c)	24,222	57

		18,654,678

	Principal Amount ($) or Number of Shares	Fair Value $

Asset Backed - 2.0%
Ally Auto Receivables Trust 2018-1 2.35%, 06/15/22 (a)	270,358	270,957
American Express Credit Account Master Trust 2018-8 3.18%, 04/15/24 (a)	5,865,000	5,985,990
BMW Floorplan Master Owner Trust 2018-1 3.15%, 05/15/23 (a)(g)	2,965,000	2,995,038
CarMax Auto Owner Trust 3.13%, 06/15/23 (a)	1,129,258	1,148,189
Chase Funding Trust 2004-1 4.99%, 11/25/33 (a)(h)	480,908	480,908
Enterprise Fleet Financing 2019-1 LLC 3.07%, 10/20/24 (a)(g)	4,214,000	4,396,631
Ford Credit Auto Owner Trust 2020-B 0.56%, 10/15/24 (a)	8,079,000	8,114,651
Irwin Home Equity Loan Trust 2006-2 0.30% + 1 month USD LIBOR 0.45%, 02/25/36 (a)(b)(g)	5,365	5,335
Nissan Auto Lease Trust 2019-A 2.76%, 03/15/22 (a)	2,576,928	2,591,781
Nissan Auto Lease Trust 2020-A 1.80%, 05/16/22 (a)	2,092,702	2,102,270
Santander Retail Auto Lease Trust 2019-B 2.30%, 01/20/23 (a)(g)	7,900,000	8,045,281
Securitized Term Auto Receivables Trust 2018-1A 3.30%, 11/25/22 (a)(g)	1,400,000	1,419,968
Trillium Credit Card Trust II 3.04%, 01/26/24 (a)(g)	4,156,000	4,163,410

		41,720,409

Corporate Notes - 42.5%
3M Co. 3.13%, 09/19/46 (a)	1,208,000	1,350,834
Abbott Laboratories
3.75%, 11/30/26 (a)	569,000	666,492
4.90%, 11/30/46 (a)	497,000	734,029
AbbVie Inc.
2.60%, 11/21/24	1,229,000	1,317,254
2.95%, 11/21/26	1,704,000	1,887,010

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	15

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

3.20%, 05/14/26 (a)	700,000	777,392
3.20%, 11/21/29	1,106,000	1,245,798
3.25%, 10/01/22	839,000	873,877
3.45%, 03/15/22	1,842,000	1,898,789
4.05%, 11/21/39	710,000	858,575
4.25%, 11/21/49	862,000	1,084,224
4.63%, 10/01/42	129,000	163,995
4.70%, 05/14/45 (a)	248,000	323,506
4.88%, 11/14/48 (a)	237,000	322,258
5.00%, 12/15/21	1,837,000	1,895,196
Advance Auto Parts Inc. 3.90%, 04/15/30 (a)	2,852,000	3,285,675
Aetna Inc. 3.50%, 11/15/24 (a)	640,000	702,835
Aircastle Ltd. 4.25%, 06/15/26 (a)	986,000	1,044,509
Albemarle Wodgina Pty Ltd. 3.45%, 11/15/29 (a)	1,416,000	1,509,739
Alcon Finance Corp.
2.60%, 05/27/30 (a)(g)	560,000	595,801
3.80%, 09/23/49 (a)(g)	793,000	937,802
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (a)	720,000	717,610
4.70%, 07/01/30 (a)	433,000	537,552
Alibaba Group Holding Ltd.
3.40%, 12/06/27 (a)	300,000	335,829
4.00%, 12/06/37 (a)	450,000	530,820
4.20%, 12/06/47 (a)	339,000	424,899
Alimentation Couche-Tard Inc.
2.70%, 07/26/22 (a)(g)	1,104,000	1,140,012
2.95%, 01/25/30 (a)(g)	818,000	892,921
3.80%, 01/25/50 (a)(g)	1,015,000	1,198,593
Ally Financial Inc. 5.75%, 11/20/25 (a)	829,000	964,343
Alphabet Inc. 1.10%, 08/15/30 (a)	713,000	700,965
Altria Group Inc.
2.95%, 05/02/23 (a)	513,000	541,041
3.40%, 05/06/30 (a)	295,000	329,665
3.80%, 02/14/24 (a)	448,000	489,368
4.25%, 08/09/42 (a)	96,000	106,997
4.45%, 05/06/50 (a)	470,000	555,606
4.50%, 05/02/43 (a)	330,000	382,444
4.80%, 02/14/29 (a)	993,000	1,190,627
Amazon.com Inc.
1.50%, 06/03/30 (a)	529,000	538,628
2.50%, 06/03/50 (a)	650,000	673,582
2.70%, 06/03/60 (a)	505,000	539,497
3.15%, 08/22/27 (a)	386,000	439,110

	Principal Amount ($) or Number of Shares	Fair Value $
4.05%, 08/22/47 (a)	342,000	451,844
4.25%, 08/22/57 (a)	213,000	301,893
Ameren Corp.
2.50%, 09/15/24 (a)	1,817,000	1,936,595
3.65%, 02/15/26 (a)	435,000	490,871
America Movil SAB de C.V.
3.13%, 07/16/22 (a)	1,469,000	1,527,084
4.38%, 04/22/49 (a)	800,000	1,028,312
American Campus Communities Operating Partnership LP
4.13%, 07/01/24 (a)	372,000	406,436
American Electric Power Company Inc. 3.25%, 03/01/50 (a)	505,000	540,557
American Electric Power Company Inc. 2.30%, 03/01/30 (a)	605,000	631,656
American Express Co. 3.00%, 10/30/24 (a)	1,027,000	1,120,591
American International Group Inc.
4.25%, 03/15/29 (a)	751,000	901,936
4.50%, 07/16/44 (a)	717,000	917,194
American International Group Inc. (5.75% fixed rate until 04/01/28; 2.87% + 3 month USD LIBOR thereafter) 5.75% 04/01/48 (a)(b)	217,000	249,702
American Tower Corp.
1.50%, 01/31/28	2,057,000	2,070,268
2.90%, 01/15/30 (a)	724,000	789,377
3.70%, 10/15/49 (a)	408,000	462,395
3.80%, 08/15/29 (a)	891,000	1,034,496
American Water Capital Corp. 2.95%, 09/01/27 (a)	653,000	719,900
Amgen Inc.
2.45%, 02/21/30 (a)	302,000	324,408
3.15%, 02/21/40 (a)	1,215,000	1,325,298
3.38%, 02/21/50 (a)	331,000	369,432
4.56%, 06/15/48 (a)	595,000	783,145
4.66%, 06/15/51 (a)	248,000	336,717
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (a)	1,156,000	1,307,494
4.70%, 02/01/36 (a)	367,000	465,242
4.90%, 02/01/46 (a)	801,000	1,040,795

See Notes to Schedules of Investments and Notes to Financial Statements.

16	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (a)	812,000	940,970
4.00%, 04/13/28 (a)	263,000	309,775
4.35%, 06/01/40 (a)	1,423,000	1,742,122
4.38%, 04/15/38 (a)	1,280,000	1,580,467
4.50%, 06/01/50 (a)	625,000	788,788
4.60%, 04/15/48 (a)	461,000	581,432
4.75%, 04/15/58 (a)	362,000	475,936
5.55%, 01/23/49 (a)	1,276,000	1,809,764
Anthem Inc.
2.88%, 09/15/29 (a)	404,000	447,907
3.30%, 01/15/23 (a)	598,000	632,977
3.70%, 09/15/49 (a)	404,000	481,592
ANZ New Zealand International Ltd. 3.45%, 01/21/28 (a)(g)	1,128,000	1,288,447
Apollo Management Holdings LP 2.65%, 06/05/30 (a)(g)	2,848,000	2,909,004
Apollo Management Holdings LP (4.95% fixed rate until 12/17/24; 3.27% + 5 year CMT Rate thereafter) 4.95%, 01/14/50 (a)(b)(g)	965,000	984,406
Apple Inc.
2.20%, 09/11/29 (a)	808,000	872,745
2.95%, 09/11/49 (a)	534,000	598,587
3.35%, 02/09/27 (a)	391,000	445,099
3.45%, 02/09/45 (a)	1,358,000	1,646,969
3.85%, 08/04/46 (a)	1,222,000	1,571,590
Applied Materials Inc. 4.35%, 04/01/47 (a)	461,000	638,909
Aptiv PLC 4.40%, 10/01/46 (a)	552,000	600,703
Archer-Daniels-Midland Co. 2.50%, 08/11/26 (a)	476,000	519,187
Ares Capital Corp. 3.25%, 07/15/25 (a)	4,062,000	4,298,165
Ascension Health 4.85%, 11/15/53 (a)	649,000	964,654
AstraZeneca PLC
4.00%, 01/17/29 (a)	370,000	441,521
4.38%, 08/17/48 (a)	199,000	267,526
AT&T Inc.
2.30%, 06/01/27 (a)	1,220,000	1,299,898
2.75%, 06/01/31 (a)	2,441,000	2,608,355
3.30%, 02/01/52 (a)	826,000	819,549
3.85%, 06/01/60 (a)	1,140,000	1,201,024

	Principal Amount ($) or Number of Shares	Fair Value $
4.35%, 03/01/29 (a)	1,173,000	1,399,002
4.45%, 04/01/24 (a)	551,000	615,076
4.50%, 05/15/35 (a)	838,000	1,015,296
4.55%, 03/09/49 (a)	452,000	539,376
4.75%, 05/15/46 (a)	269,000	331,303
4.80%, 06/15/44 (a)	566,000	703,006
4.85%, 03/01/39 (a)	1,092,000	1,353,796
5.15%, 11/15/46 (a)	147,000	189,848
5.25%, 03/01/37 (a)	567,000	734,191
5.35%, 12/15/43 (a)	626,000	796,253
5.45%, 03/01/47 (a)	981,000	1,323,408
Athene Holding Ltd.
4.13%, 01/12/28 (a)	626,000	696,682
6.15%, 04/03/30 (a)	1,221,000	1,515,517
Avangrid Inc.
3.15%, 12/01/24 (a)	1,078,000	1,175,139
Avery Dennison Corp.
2.65%, 04/30/30 (a)	414,000	445,029
Baidu Inc.
2.38%, 10/09/30 (a)	765,000	784,171
Bank of America Corp.
3.25%, 10/21/27 (a)	355,000	397,554
3.95%, 04/21/25 (a)	692,000	779,718
4.18%, 11/25/27 (a)	1,209,000	1,402,500
4.25%, 10/22/26 (a)	1,194,000	1,397,768
Bank of America Corp. (2.59% fixed rate until 04/29/30; 2.15% + SOFR thereafter)
2.59%, 04/29/31 (a)(b)	3,454,000	3,696,471
Bank of America Corp. (3.12% fixed rate until 01/20/22; 1.16% + 3 month USD LIBOR thereafter)
3.12%, 01/20/23 (a)(b)	675,000	694,508
Bank of America Corp. (3.37% fixed rate until 01/23/25; 0.81% + 3 month USD LIBOR thereafter)
3.37%, 01/23/26 (a)(b)	513,000	563,613
Bank of America Corp. (3.42% fixed rate until 12/20/27; 1.04% + 3 month USD LIBOR thereafter) 3.42%, 12/20/28 (a)(b)	737,000	831,321
Bank of America Corp. (3.56% fixed rate until 04/23/26; 1.06% + 3 month USD LIBOR thereafter)
3.56%, 04/23/27 (a)(b)	2,027,000	2,289,375

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	17

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

Bank of America Corp. (3.71% fixed rate until 04/24/27; 1.51% + 3 month USD LIBOR thereafter)
3.71%, 04/24/28 (a)(b)	1,631,000	1,859,829
Bank of America Corp. (3.95% fixed rate until 01/23/48; 1.19% + 3 month USD LIBOR thereafter)
3.95%, 01/23/49 (a)(b)	349,000	433,999
4.24%, 04/24/38 (a)(b)	1,016,000	1,254,577
Bank of America Corp. (4.27% fixed rate until 07/23/28; 1.31% + 3 month USD LIBOR thereafter)
4.27%, 07/23/29 (a)(b)	367,000	436,759
Bank of America Corp. (4.30% fixed rate until 01/28/25; 2.66% + 3 month USD LIBOR thereafter)
4.30%, 12/31/99 (a)(b)	1,625,000	1,668,631
Bank of America Corp. (4.44% fixed rate until 01/20/47; 1.99% + 3 month USD LIBOR thereafter)
4.44%, 01/20/48 (a)(b)	515,000	681,824
Bank of Montreal (4.34% fixed rate until 10/05/23; 1.28% + USD 5 year Swap Rate thereafter)
4.34%, 10/05/28 (a)(b)	1,347,000	1,476,676
Barclays PLC
4.38%, 01/12/26 (a)	911,000	1,049,089
4.84%, 05/09/28 (a)	478,000	552,166
Barclays PLC (2.65% fixed rate until 06/24/30; 1.90% + 1 year CMT Rate thereafter)
2.65%, 06/24/31 (a)(b)	2,060,000	2,148,353
Barclays PLC (2.85% fixed rate until 05/07/25; 2.45% + 3 month USD LIBOR thereafter)
2.85%, 05/07/26 (a)(b)	1,320,000	1,417,759

	Principal Amount ($) or Number of Shares	Fair Value $
Barclays PLC (4.97% fixed rate until 05/16/28; 1.90% + 3 month USD LIBOR thereafter)
4.97%, 05/16/29 (a)(b)	709,000	852,856
Barrick North America Finance LLC
5.70%, 05/30/41 (a)	134,000	193,110
BAT Capital Corp.
2.26%, 03/25/28 (a)	620,000	641,161
2.73%, 03/25/31 (a)	1,236,000	1,279,544
3.56%, 08/15/27 (a)	542,000	604,254
3.73%, 09/25/40 (a)	775,000	810,634
3.98%, 09/25/50 (a)	1,236,000	1,286,775
4.39%, 08/15/37 (a)	910,000	1,018,426
4.54%, 08/15/47 (a)	409,000	454,137
4.70%, 04/02/27 (a)	609,000	718,090
4.91%, 04/02/30 (a)	813,000	981,828
BAT International Finance PLC
1.67%, 03/25/26 (a)	620,000	635,686
Baxter International Inc.
3.95%, 04/01/30 (a)(g)	340,000	406,280
Bayer US Finance II LLC
3.50%, 06/25/21 (a)(g)	1,803,000	1,823,951
3.88%, 12/15/23 (a)(g)	608,000	662,836
Becton Dickinson and Co.
2.89%, 06/06/22 (a)	714,000	736,955
3.70%, 06/06/27 (a)	530,000	606,341
3.73%, 12/15/24 (a)	34,000	37,659
4.67%, 06/06/47 (a)	87,000	113,929
4.69%, 12/15/44 (a)	101,000	130,420
Berkshire Hathaway Energy Co.
3.25%, 04/15/28 (a)	402,000	458,513
3.70%, 07/15/30 (a)(g)	905,000	1,071,728
3.80%, 07/15/48 (a)	355,000	424,491
4.25%, 10/15/50 (a)(g)	607,000	783,097
6.13%, 04/01/36 (a)	362,000	534,555
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (a)	822,000	832,908
2.85%, 10/15/50 (a)	915,000	981,337
4.25%, 01/15/49 (a)	521,000	690,257
Berkshire Hathaway Inc.
4.50%, 02/11/43 (a)	211,000	286,496
Berry Global Inc.
4.88%, 07/15/26 (g)	1,644,000	1,765,081
BHP Billiton Finance USA Ltd.
5.00%, 09/30/43 (a)	211,000	310,033

See Notes to Schedules of Investments and Notes to Financial Statements.

18	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

Biogen Inc.
2.25%, 05/01/30 (a)	386,000	401,621
3.15%, 05/01/50 (a)	250,000	258,205
Block Financial LLC
3.88%, 08/15/30 (a)	375,000	404,678
BNP Paribas S.A. (2.82% fixed rate until 11/19/24; 1.11% + 3 month USD LIBOR thereafter)
2.82%, 11/19/25 (a)(b)(g)	1,007,000	1,074,096
BNP Paribas S.A. (5.13% fixed rate until 11/15/27; 2.84% + USD 5 year Swap Rate thereafter)
5.13%, 12/31/99 (a)(b)(g)	600,000	622,584
Boardwalk Pipelines LP
4.80%, 05/03/29 (a)	797,000	912,557
Boston Scientific Corp.
4.70%, 03/01/49 (a)	328,000	447,458
BP Capital Markets America Inc.
3.00%, 02/24/50 (a)	975,000	1,003,138
3.02%, 01/16/27 (a)	2,002,000	2,212,530
BP Capital Markets PLC (4.38% Fixed rate until 06/22/25; 4.04% + 5 year CMT Rate thereafter)
4.38%, 12/31/99 (a)(b)	1,220,000	1,300,654
BP Capital Markets PLC (4.88% Fixed rate until 03/22/30; 4.40% + 5 year CMT Rate thereafter)
4.88%, 12/31/99 (a)(b)	1,220,000	1,355,664
BPCE S.A.
4.50%, 03/15/25 (a)(g)	2,060,000	2,327,409
Brighthouse Financial Inc.
3.70%, 06/22/27 (a)	46,000	50,004
4.70%, 06/22/47 (a)	24,000	25,218
Bristol-Myers Squibb Co.
1.45%, 11/13/30	2,415,000	2,424,877
2.35%, 11/13/40	488,000	499,492
2.55%, 11/13/50	588,000	600,889
3.20%, 06/15/26 (a)	1,202,000	1,352,478
3.40%, 07/26/29 (a)	773,000	898,589
3.45%, 11/15/27 (a)	51,000	58,750
4.13%, 06/15/39 (a)	632,000	810,211
4.25%, 10/26/49 (a)	632,000	852,600
4.35%, 11/15/47 (a)	84,000	113,070
4.55%, 02/20/48 (a)	223,000	309,464

	Principal Amount ($) or Number of Shares	Fair Value $
5.00%, 08/15/45 (a)	207,000	298,666
Brixmor Operating Partnership LP
3.90%, 03/15/27 (a)	261,000	290,289
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.65%, 01/15/23 (a)	211,000	219,672
3.13%, 01/15/25 (a)	230,000	248,651
3.88%, 01/15/27 (a)	87,000	97,604
Broadcom Inc.
3.15%, 11/15/25 (a)	1,610,000	1,758,200
4.15%, 11/15/30 (a)	1,225,000	1,416,455
4.30%, 11/15/32 (a)	815,000	965,995
Brown-Forman Corp.
4.00%, 04/15/38 (a)	202,000	249,963
Bunge Limited Finance Corp.
3.75%, 09/25/27 (a)	291,000	332,782
Burlington Northern Santa Fe LLC
4.15%, 12/15/48 (a)	717,000	954,485
4.55%, 09/01/44 (a)	1,080,000	1,468,746
C&W Senior Financing DAC
7.50%, 10/15/26 (a)(g)	500,000	531,800
Cameron LNG LLC
3.30%, 01/15/35 (a)(g)	395,000	444,466
Canadian Natural Resources Ltd.
3.85%, 06/01/27 (a)	702,000	788,676
4.95%, 06/01/47 (a)	173,000	218,167
Cantor Fitzgerald LP
4.88%, 05/01/24 (a)(g)	1,946,000	2,163,427
Capital One Financial Corp.
3.75%, 07/28/26 (a)	1,189,000	1,344,486
4.75%, 07/15/21 (a)	1,654,000	1,692,290
Cardinal Health Inc.
2.62%, 06/15/22 (a)	415,000	427,251
3.08%, 06/15/24 (a)	301,000	323,744
Carrier Global Corp.
2.72%, 02/15/30	770,000	823,161
3.38%, 04/05/40	535,000	586,638
3.58%, 04/05/50	770,000	861,230
Caterpillar Inc.
3.25%, 09/19/49 - 04/09/50 (a)	1,176,000	1,380,049
3.80%, 08/15/42 (a)	259,000	326,726
Celulosa Arauco y Constitucion S.A.
4.20%, 01/29/30 (a)(g)	1,291,000	1,461,012

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	19

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

Centene Corp.
3.38%, 02/15/30 (a)	1,097,000	1,153,847
4.25%, 12/15/27 (a)	3,230,000	3,437,850
5.38%, 08/15/26 (g)	4,892,000	5,172,752
CenterPoint Energy Inc.
2.50%, 09/01/22 (a)	1,670,000	1,726,346
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (a)	1,140,000	1,201,594
4.80%, 03/01/50 (a)	407,000	483,390
4.91%, 07/23/25 (a)	241,000	279,796
5.05%, 03/30/29 (a)	1,415,000	1,714,966
5.75%, 04/01/48 (a)	876,000	1,144,844
6.38%, 10/23/35 (a)	116,000	159,049
6.48%, 10/23/45 (a)	248,000	350,295
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25 (a)	1,590,000	1,850,251
Chevron Corp.
1.55%, 05/11/25 (a)	408,000	424,675
2.24%, 05/11/30 (a)	816,000	874,972
2.98%, 05/11/40 (a)	595,000	659,284
3.08%, 05/11/50 (a)	1,015,000	1,133,105
Choice Hotels International Inc.
3.70%, 01/15/31 (a)	860,000	950,119
Chubb INA Holdings Inc.
1.38%, 09/15/30 (a)	3,430,000	3,418,578
4.35%, 11/03/45 (a)	572,000	774,225
Cigna Corp.
2.40%, 03/15/30 (a)	730,000	776,917
3.25%, 04/15/25 (a)	471,000	517,478
3.40%, 09/17/21 - 03/15/50 (a)	1,412,000	1,523,487
3.75%, 07/15/23 (a)	371,000	400,706
3.88%, 10/15/47 (a)	201,000	238,382
4.13%, 11/15/25 (a)	928,000	1,067,571
4.38%, 10/15/28 (a)	370,000	446,720
4.80%, 08/15/38 (a)	324,000	421,343
4.90%, 12/15/48 (a)	163,000	223,905
Cisco Systems Inc.
5.90%, 02/15/39 (a)	424,000	650,145
Citigroup Inc.
4.40%, 06/10/25 (a)	5,037,000	5,774,266
4.45%, 09/29/27 (a)	900,000	1,062,981
4.65%, 07/23/48 (a)	1,072,000	1,477,741
4.75%, 05/18/46 (a)	482,000	639,913
5.50%, 09/13/25 (a)	2,140,000	2,573,650

	Principal Amount ($) or Number of Shares	Fair Value $
Citigroup Inc. (1.68% fixed rate until 05/15/23; 1.67% + SOFR thereafter)
1.68%, 05/15/24 (a)(b)	4,079,000	4,204,796
Citigroup Inc. (2.88%, fixed rate until 07/24/22; 0.95%, + 3 month USD LIBOR thereafter)
2.88%, 07/24/23 (a)(b)	261,000	270,908
Citigroup Inc. (2.98% fixed rate until 11/05/29; 1.42% + SOFR thereafter)
2.98%, 11/05/30 (a)(b)	750,000	826,087
Citigroup Inc. (3.88%, fixed rate until 01/24/38; 1.17%, + 3 month USD LIBOR thereafter)
3.88%, 01/24/39 (a)(b)	355,000	424,978
Citigroup Inc. (4.70% fixed rate until 01/30/25; 3.23% + SOFR thereafter)
4.70%, 12/31/99 (a)(b)	1,659,000	1,703,959
CME Group Inc.
3.75%, 06/15/28 (a)	443,000	525,766
CMS Energy Corp.
4.88%, 03/01/44 (a)	1,200,000	1,591,584
CNA Financial Corp.
3.45%, 08/15/27 (a)	336,000	380,355
3.90%, 05/01/29 (a)	791,000	938,877
CNH Industrial Capital LLC
1.95%, 07/02/23 (a)	1,315,000	1,355,712
4.88%, 04/01/21 (a)	785,000	792,560
CNOOC Finance 2014 ULC
4.25%, 04/30/24 (a)	2,095,000	2,274,479
CNOOC Petroleum North America ULC
6.40%, 05/15/37 (a)	540,000	743,099
Comcast Corp.
2.65%, 08/15/62 (a)	1,035,000	1,035,362
2.80%, 01/15/51 (a)	680,000	708,247
3.10%, 04/01/25 (a)	680,000	747,850
3.20%, 07/15/36 (a)	740,000	838,516
3.25%, 11/01/39 (a)	1,191,000	1,346,390
3.38%, 08/15/25 (a)	262,000	292,321
3.45%, 02/01/50 (a)	578,000	678,994
3.97%, 11/01/47 (a)	1,261,000	1,577,650
4.15%, 10/15/28 (a)	813,000	975,039

See Notes to Schedules of Investments and Notes to Financial Statements.

20	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

4.60%, 08/15/45 (a)	385,000	515,580
4.70%, 10/15/48 (a)	394,000	547,049
CommonSpirit Health
4.35%, 11/01/42 (a)	1,029,000	1,206,009
Conagra Brands Inc.
5.30%, 11/01/38 (a)	371,000	497,548
5.40%, 11/01/48 (a)	325,000	463,496
Concho Resources Inc.
3.75%, 10/01/27 (a)	171,000	195,581
4.30%, 08/15/28 (a)	574,000	679,978
4.88%, 10/01/47 (a)	286,000	389,272
ConocoPhillips Co.
4.30%, 11/15/44 (a)	746,000	941,497
Consolidated Edison Company of New York Inc.
2.90%, 12/01/26 (a)	912,000	996,615
3.35%, 04/01/30 (a)	350,000	400,593
3.88%, 06/15/47 (a)	418,000	494,143
3.95%, 04/01/50 (a)	580,000	706,051
Constellation Brands Inc.
3.15%, 08/01/29 (a)	1,668,000	1,857,018
3.70%, 12/06/26 (a)	651,000	746,105
4.50%, 05/09/47 (a)	599,000	759,466
Continental Resources Inc. 4.50%, 04/15/23 (a)	2,697,000	2,779,420
Corning Inc. 4.38%, 11/15/57 (a)	406,000	500,180
Corporate Nacional del Cobre de Chile 3.15%, 01/15/51 (g)	1,200,000	1,209,432
Corporate Office Properties LP 2.25%, 03/15/26 (a)	880,000	917,057
Costco Wholesale Corp. 1.75%, 04/20/32 (a)	815,000	845,041
Credit Suisse AG 2.95%, 04/09/25 (a)	1,080,000	1,184,587
Credit Suisse Group AG
3.80%, 06/09/23 (a)	937,000	1,009,224
4.28%, 01/09/28 (a)(g)	846,000	980,446
Credit Suisse Group AG (4.19%, fixed rate until 04/01/30; 3.73% + SOFR thereafter) 4.19%, 04/01/31 (a)(b)(g)	2,228,000	2,621,398
Crown Castle International Corp.
3.30%, 07/01/30 (a)	2,238,000	2,512,446
4.15%, 07/01/50 (a)	340,000	412,026
5.20%, 02/15/49 (a)	524,000	713,468

	Principal Amount ($) or Number of Shares	Fair Value $
CSX Corp. 4.50%, 03/15/49 - 08/01/54 (a)	1,191,000	1,590,803
CubeSmart LP 4.38%, 02/15/29 (a)	948,000	1,117,455
Cummins Inc.
1.50%, 09/01/30 (a)	828,000	832,869
2.60%, 09/01/50 (a)	828,000	842,970
CVS Health Corp.
3.00%, 08/15/26 (a)	811,000	898,385
3.25%, 08/15/29 (a)	671,000	755,620
3.35%, 03/09/21 (a)	586,000	589,106
3.63%, 04/01/27 (a)	760,000	865,207
3.75%, 04/01/30 (a)	555,000	647,063
3.88%, 07/20/25 (a)	336,000	380,507
4.25%, 04/01/50 (a)	405,000	506,554
4.30%, 03/25/28 (a)	169,000	200,307
4.78%, 03/25/38 (a)	496,000	628,124
5.00%, 12/01/24 (a)	777,000	892,113
5.13%, 07/20/45 (a)	482,000	646,666
5.30%, 12/05/43 (a)	816,000	1,104,725
D.R. Horton Inc. 2.60%, 10/15/25 (a)	2,039,000	2,199,612
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (a)(g)	994,000	1,096,670
5.45%, 06/15/23 (a)(g)	538,000	595,200
6.02%, 06/15/26 (a)(g)	249,000	303,959
8.10%, 07/15/36 (a)(g)	100,000	147,019
8.35%, 07/15/46 (a)(g)	235,000	354,389
Deutsche Bank AG
3.30%, 11/16/22 (a)	875,000	913,981
3.70%, 05/30/24 (a)	357,000	384,471
Deutsche Telekom AG 3.63%, 01/21/50 (a)(g)	309,000	356,651
Deutsche Telekom International Finance BV 2.49%, 09/19/23 (a)(g)	758,000	793,133
Devon Energy Corp. 5.00%, 06/15/45 (a)	269,000	315,392
DH Europe Finance II Sarl
2.60%, 11/15/29 (a)	694,000	758,965
3.25%, 11/15/39 (a)	396,000	450,597
3.40%, 11/15/49 (a)	197,000	233,599
Diamondback Energy Inc.
2.88%, 12/01/24 (a)	994,000	1,044,068
3.25%, 12/01/26 (a)	695,000	742,781
3.50%, 12/01/29 (a)	595,000	635,972
5.38%, 05/31/25 (a)	2,385,000	2,476,202
Digital Realty Trust LP 3.60%, 07/01/29 (a)	1,300,000	1,490,931
Discover Bank 2.70%, 02/06/30 (a)	535,000	569,850

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	21

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

Discovery Communications LLC
2.95%, 03/20/23 (a)	1,066,000	1,122,573
3.95%, 03/20/28 (a)	581,000	666,128
4.95%, 05/15/42 (a)	206,000	248,417
5.00%, 09/20/37 (a)	269,000	341,859
Dollar General Corp.
3.50%, 04/03/30 (a)	1,034,000	1,190,268
4.13%, 04/03/50 (a)	704,000	895,432
Dollar Tree Inc. 4.00%, 05/15/25 (a)	671,000	757,418
Dominion Energy Inc.
3.07%, 08/15/24 (a)(h)	730,000	788,860
3.38%, 04/01/30 (a)	1,195,000	1,360,531
Dover Corp. 2.95%, 11/04/29 (a)	818,000	887,121
DTE Energy Co.
2.85%, 10/01/26 (a)	384,000	421,716
3.85%, 12/01/23 (a)	419,000	455,968
Duke Energy Carolinas LLC 3.95%, 03/15/48 (a)	474,000	593,652
Duke Energy Corp.
3.55%, 09/15/21 (a)	638,000	647,021
3.75%, 09/01/46 (a)	324,000	376,041
Duke Energy Corp. (4.88% fixed rate until 09/16/24; 3.39% + 5 year CMT Rate thereafter) 4.88%, 12/31/99 (a)(b)	1,202,000	1,298,364
Duke Energy Progress LLC 4.15%, 12/01/44 (a)	451,000	574,971
Duke Realty LP
3.05%, 03/01/50 (a)	360,000	390,917
3.25%, 06/30/26 (a)	473,000	528,984
3.38%, 12/15/27 (a)	370,000	416,431
DuPont de Nemours Inc.
2.17%, 05/01/23 (a)	1,185,000	1,200,654
5.32%, 11/15/38 (a)	298,000	403,912
5.42%, 11/15/48 (a)	298,000	431,176
Duquesne Light Holdings Inc. 3.62%, 08/01/27 (a)(g)	1,252,000	1,387,191
DXC Technology Co. 4.00%, 04/15/23 (a)	1,632,000	1,744,102
Eastman Chemical Co.
3.50%, 12/01/21 (a)	833,000	855,966
3.60%, 08/15/22 (a)	326,000	339,549
4.65%, 10/15/44 (a)	809,000	1,023,037
Eaton Corp. 3.10%, 09/15/27 (a)	502,000	562,396

	Principal Amount ($) or Number of Shares	Fair Value $
Ecolab Inc.
1.30%, 01/30/31 (a)	831,000	822,457
2.13%, 08/15/50 (a)	1,655,000	1,580,144
Edison International
4.95%, 04/15/25 (a)	1,360,000	1,549,938
5.75%, 06/15/27 (a)	240,000	287,266
EI du Pont de Nemours & Co. 2.30%, 07/15/30 (a)	612,000	651,284
Eli Lilly & Co. 3.95%, 03/15/49 (a)	732,000	955,604
Emera US Finance LP 4.75%, 06/15/46 (a)	166,000	211,960
Emerson Electric Co.
1.80%, 10/15/27 (a)	533,000	562,752
2.75%, 10/15/50 (a)	407,000	432,206
Empower Finance 2020 LP
1.36%, 09/17/27 (a)(g)	1,230,000	1,242,472
1.78%, 03/17/31 (a)(g)	2,056,000	2,103,021
Enbridge Energy Partners LP 5.50%, 09/15/40 (a)	112,000	138,421
Enbridge Inc. (5.75% fixed rate until 04/15/30; 5.31% + 5 year CMT Rate thereafter) 5.75%, 07/15/80 (a)(b)	2,066,000	2,325,035
Enel Finance International N.V. 3.63%, 05/25/27 (a)(g)	1,011,000	1,148,183
Energy Transfer Operating LP
4.25%, 03/15/23 (a)	784,000	832,788
4.50%, 04/15/24 (a)	624,000	683,642
4.95%, 06/15/28 (a)	267,000	307,221
5.30%, 04/15/47 (a)	825,000	908,036
6.13%, 12/15/45 (a)	215,000	254,018
6.50%, 02/01/42 (a)	623,000	761,917
Energy Transfer Operating LP (6.75% fixed rate until 05/15/25; 5.13% + 5 year CMT Rate thereafter) 6.75%, 12/31/99 (a)(b)	2,488,000	2,302,345
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23 (a)	398,000	431,034
Entergy Louisiana LLC
3.05%, 06/01/31 (a)	620,000	701,629
4.00%, 03/15/33 (a)	320,000	398,864

See Notes to Schedules of Investments and Notes to Financial Statements.

22	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

Enterprise Products Operating LLC 4.25%, 02/15/48 (a)	1,168,000	1,369,714
Enterprise Products Operating LLC (5.25% fixed rate until 08/16/27; 3.03% + 3 month USD LIBOR thereafter) 5.25%, 08/16/77 (a)(b)	378,000	382,729
EOG Resources Inc.
4.15%, 01/15/26 (a)	413,000	479,898
4.38%, 04/15/30 (a)	905,000	1,103,068
4.95%, 04/15/50 (a)	809,000	1,098,622
5.10%, 01/15/36 (a)	332,000	413,074
Equinix Inc.
1.25%, 07/15/25 (a)	1,095,000	1,116,418
2.15%, 07/15/30 (a)	1,160,000	1,181,912
Equinor ASA 3.25%, 11/18/49 (a)	435,000	484,011
ERP Operating LP 4.50%, 07/01/44 (a)	276,000	364,624
Essex Portfolio LP 2.65%, 03/15/32 (a)	445,000	476,902
Eversource Energy 3.45%, 01/15/50 (a)	807,000	925,306
Exelon Corp.
3.50%, 06/01/22 (a)	647,000	672,964
4.05%, 04/15/30 (a)	1,221,000	1,445,615
4.45%, 04/15/46 (a)	761,000	971,470
4.70%, 04/15/50 (a)	814,000	1,078,933
Exxon Mobil Corp.
2.61%, 10/15/30 (a)	2,446,000	2,671,105
3.45%, 04/15/51 (a)	1,270,000	1,449,654
FedEx Corp.
3.80%, 05/15/25 (a)	3,258,000	3,680,497
4.10%, 02/01/45 (a)	1,791,000	2,123,320
FirstEnergy Transmission LLC 4.55%, 04/01/49 (a)(g)	741,000	864,977
Fiserv Inc.
3.50%, 07/01/29 (a)	543,000	623,712
4.40%, 07/01/49 (a)	324,000	431,856
Florida Power & Light Co.
2.85%, 04/01/25 (a)	1,465,000	1,598,813
4.13%, 02/01/42 (a)	447,000	568,656
Ford Motor Co. 4.35%, 12/08/26 (a)	525,000	559,818
Ford Motor Credit Company LLC
3.10%, 05/04/23 (a)	1,436,000	1,448,737
3.22%, 01/09/22 (a)	354,000	358,283
3.34%, 03/18/21 - 03/28/22 (a)	1,955,000	1,971,578

	Principal Amount ($) or Number of Shares	Fair Value $
3.81%, 01/09/24 (a)	945,000	969,060
5.88%, 08/02/21 (a)	2,613,000	2,669,807
Fox Corp. 3.50%, 04/08/30 (a)	826,000	940,591
General Dynamics Corp. 4.25%, 04/01/50 (a)	620,000	845,525
General Mills Inc.
2.88%, 04/15/30 (a)	455,000	504,786
4.55%, 04/17/38 (a)	353,000	455,585
4.70%, 04/17/48 (a)	134,000	187,802
General Motors Co.
5.20%, 04/01/45 (a)	118,000	142,791
5.40%, 10/02/23 - 04/01/48 (a)	511,000	612,616
6.13%, 10/01/25 (a)	1,224,000	1,486,144
6.80%, 10/01/27 (a)	655,000	842,553
General Motors Financial Company Inc.
3.45%, 01/14/22 - 04/10/22 (a)	2,754,000	2,828,906
3.55%, 04/09/21 (a)	1,834,000	1,847,553
4.20%, 11/06/21 (a)	3,039,000	3,129,441
5.25%, 03/01/26 (a)	503,000	591,442
Georgia-Pacific LLC
1.75%, 09/30/25 (a)(g)	1,632,000	1,707,692
3.60%, 03/01/25 (a)(g)	2,599,000	2,893,441
Gilead Sciences Inc.
1.20%, 10/01/27 (a)	580,000	584,217
1.65%, 10/01/30 (a)	480,000	480,970
2.60%, 10/01/40 (a)	618,000	624,236
2.80%, 10/01/50 (a)	618,000	617,085
2.95%, 03/01/27 (a)	135,000	149,095
3.50%, 02/01/25 (a)	355,000	392,534
3.65%, 03/01/26 (a)	356,000	403,661
4.15%, 03/01/47 (a)	302,000	369,618
4.80%, 04/01/44 (a)	265,000	349,723
GlaxoSmithKline Capital Inc.
3.38%, 05/15/23 (a)	785,000	840,939
3.63%, 05/15/25 (a)	742,000	836,115
GlaxoSmithKline Capital PLC 3.38%, 06/01/29 (a)	925,000	1,075,664
Glencore Finance Canada Ltd.
4.25%, 10/25/22 (a)(g)	1,578,000	1,678,866
4.95%, 11/15/21 (a)(g)	625,000	647,831
Glencore Funding LLC 2.50%, 09/01/30 (a)(g)	821,000	839,111
Gray Oak Pipeline LLC
2.00%, 09/15/23 (a)(g)	2,055,000	2,090,449
2.60%, 10/15/25 (a)(g)	1,480,000	1,532,126

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	23

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

Grupo Televisa SAB 5.00%, 05/13/45 (a)	382,000	460,902
Halliburton Co.
3.80%, 11/15/25 (a)	29,000	32,515
5.00%, 11/15/45 (a)	360,000	424,642
HCA Inc.
4.13%, 06/15/29 (a)	429,000	498,048
4.50%, 02/15/27 (a)	814,000	947,333
Health Care Service Corp.
2.20%, 06/01/30 (a)(g)	2,036,000	2,125,604
3.20%, 06/01/50 (a)(g)	408,000	437,400
Healthcare Trust of America Holdings LP 2.00%, 03/15/31 (a)	665,000	664,993
Hess Corp.
5.60%, 02/15/41 (a)	173,000	209,427
5.80%, 04/01/47 (a)	109,000	137,531
Hewlett Packard Enterprise Co. 6.35%, 10/15/45 (a)	191,000	252,143
Highwoods Realty LP
4.13%, 03/15/28 (a)	490,000	547,350
4.20%, 04/15/29 (a)	1,190,000	1,356,838
Honeywell International Inc. 2.70%, 08/15/29 (a)	929,000	1,037,953
Hormel Foods Corp. 1.80%, 06/11/30 (a)	1,653,000	1,709,086
HSBC Holdings PLC 4.25%, 03/14/24 (a)	625,000	689,813
HSBC Holdings PLC (2.01% fixed rate until 09/22/27; 1.73% + SOFR thereafter) 2.01%, 09/22/28 (a)(b)	2,935,000	3,005,146
HSBC Holdings PLC (4.29% fixed rate until 09/12/25; 1.35% + 3 month USD LIBOR thereafter) 4.29%, 09/12/26 (a)(b)	2,006,000	2,287,261
HSBC Holdings PLC (6.00% fixed rate until 05/22/27; 3.75% + USD 5 year Mid-Market Swap Rate thereafter) 6.00%, 12/31/99 (a)(b)	1,018,000	1,107,207
HSBC Holdings PLC (6.50% fixed rate until 03/23/28; 3.61% + USD 5 year Mid-Market Swap Rate thereafter)
6.50%, 12/31/99 (a)(b)	1,302,000	1,462,146

	Principal Amount ($) or Number of Shares	Fair Value $
Huntington Bancshares Inc.
2.55%, 02/04/30 (a)	1,622,000	1,742,677
Hyundai Capital America
3.10%, 04/05/22 (a)(g)	546,000	561,796
Imperial Brands Finance PLC
3.13%, 07/26/24 (a)(g)	844,000	903,612
3.50%, 02/11/23 - 07/26/26 (a)(g)	2,895,000	3,056,698
ING Groep N.V.
4.10%, 10/02/23 (a)	2,509,000	2,757,491
Ingredion Inc.
2.90%, 06/01/30 (a)	834,000	920,102
3.90%, 06/01/50 (a)	413,000	493,002
Intel Corp.
2.45%, 11/15/29 (a)	1,562,000	1,688,834
2.60%, 05/19/26 (a)	838,000	913,294
2.88%, 05/11/24 (a)	475,000	512,297
3.10%, 02/15/60 (a)	742,000	801,315
Intercontinental Exchange Inc.
1.85%, 09/15/32 (a)	414,000	417,180
2.65%, 09/15/40 (a)	414,000	424,644
3.00%, 09/15/60 (a)	785,000	817,860
International Business Machines Corp.
3.45%, 02/19/26 (a)	807,000	914,605
4.15%, 05/15/39 (a)	727,000	921,538
4.25%, 05/15/49 (a)	727,000	953,337
International Paper Co.
4.40%, 08/15/47 (a)	598,000	781,155
Interstate Power & Light Co.
3.40%, 08/15/25 (a)	2,263,000	2,498,375
ITC Holdings Corp.
2.95%, 05/14/30 (a)(g)	2,039,000	2,233,521
JAB Holdings BV
2.20%, 11/23/30 (g)	750,000	752,280
Jabil Inc.
3.95%, 01/12/28 (a)	630,000	715,075
Jefferies Group LLC
5.13%, 01/20/23 (a)	474,000	518,106
John Deere Capital Corp.
2.45%, 01/09/30 (a)	1,987,000	2,173,361
Johnson & Johnson
3.63%, 03/03/37 (a)	407,000	499,352
Johnson Controls International PLC
4.50%, 02/15/47 (a)	260,000	341,310
JPMorgan Chase & Co.
3.30%, 04/01/26 (a)	1,361,000	1,523,980
3.63%, 12/01/27 (a)	345,000	391,955

See Notes to Schedules of Investments and Notes to Financial Statements.

24	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

JPMorgan Chase & Co. (2.96% fixed rate until 05/13/30; 2.52% + SOFR thereafter)
2.96%, 05/13/31 (a)(b)	1,330,000	1,455,951
JPMorgan Chase & Co. (3.51% fixed rate until 01/23/28; 0.95% + 3 month USD LIBOR thereafter)
3.51%, 01/23/29 (a)(b)	394,000	449,030
JPMorgan Chase & Co. (3.68% fixed rate until 04/30/21; 3.47% + 3 month USD LIBOR thereafter)
3.68%, 12/29/49 (a)(b)	562,000	557,976
JPMorgan Chase & Co. (3.88%, fixed rate until 07/24/37; 1.36% + 3 month USD LIBOR thereafter)
3.88%, 07/24/38 (a)(b)	875,000	1,063,291
JPMorgan Chase & Co. (3.90% fixed rate until 01/23/48; 1.22% + 3 month USD LIBOR thereafter)
3.90%, 01/23/49 (a)(b)	888,000	1,120,798
JPMorgan Chase & Co. (3.96% fixed rate until 01/29/26; 1.25% + 3 month USD LIBOR thereafter)
3.96%, 01/29/27 (a)(b)	1,461,000	1,679,639
JPMorgan Chase & Co. (4.01% fixed rate until 04/23/28; 1.12% + 3 month USD LIBOR thereafter)
4.01%, 04/23/29 (a)(b)	601,000	705,231
JPMorgan Chase & Co. (4.03% fixed rate until 07/24/47; 1.46% + 3 month USD LIBOR thereafter)
4.03%, 07/24/48 (a)(b)	585,000	742,745
JPMorgan Chase & Co. (4.49% fixed rate until 03/24/30; 3.79% + SOFR thereafter)
4.49%, 03/24/31 (a)(b)	3,291,000	4,057,704

	Principal Amount ($) or Number of Shares	Fair Value $
JPMorgan Chase & Co. (4.60% fixed rate until 02/01/25; 3.13% + SOFR thereafter)
4.60%, 12/31/99 (a)(b)	1,627,000	1,676,331
JPMorgan Chase & Co. (6.10% fixed rate until 10/01/24; 3.33% + 3 month USD LIBOR thereafter)
6.10%, 10/29/49 (a)(b)	1,384,000	1,515,397
Kaiser Foundation Hospitals
3.27%, 11/01/49 (a)	846,000	966,386
Keurig Dr Pepper Inc.
3.20%, 05/01/30 (a)	912,000	1,034,846
3.80%, 05/01/50 (a)	1,302,000	1,558,286
4.50%, 11/15/45 (a)	353,000	451,893
4.60%, 05/25/28 (a)	177,000	215,931
KeyCorp
2.25%, 04/06/27 (a)	2,428,000	2,599,514
Kinder Morgan Energy Partners LP
3.50%, 03/01/21 (a)	1,951,000	1,951,000
4.70%, 11/01/42 (a)	148,000	169,479
5.00%, 03/01/43 (a)	318,000	375,956
6.38%, 03/01/41 (a)	269,000	353,200
Kinder Morgan Inc.
5.05%, 02/15/46 (a)	251,000	305,705
KLA Corp.
3.30%, 03/01/50 (a)	810,000	913,931
4.10%, 03/15/29 (a)	1,627,000	1,949,927
4.65%, 11/01/24 (a)	791,000	900,894
Kohl’s Corp.
9.50%, 05/15/25 (a)	410,000	531,372
Kreditanstalt fuer Wiederaufbau
2.00%, 10/04/22 (a)	1,948,000	2,009,615
L3Harris Technologies Inc.
3.85%, 12/15/26 (a)	656,000	758,539
Las Vegas Sands Corp.
3.50%, 08/18/26 (a)	594,000	636,839
Lear Corp.
4.25%, 05/15/29 (a)	947,000	1,079,949
5.25%, 05/15/49 (a)	417,000	510,345
Leidos Inc.
2.95%, 05/15/23 (a)(g)	1,628,000	1,713,079
3.63%, 05/15/25 (a)(g)	480,000	536,621
4.38%, 05/15/30 (a)(g)	1,617,000	1,938,314
Liberty Mutual Group Inc.
3.95%, 05/15/60 (a)(g)	409,000	490,518

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	25

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

Life Storage LP
2.20%, 10/15/30 (a)	1,150,000	1,174,874
Lincoln National Corp.
3.63%, 12/12/26 (a)	311,000	356,058
4.35%, 03/01/48 (a)	441,000	563,285
Lloyds Banking Group PLC
3.75%, 01/11/27 (a)	574,000	651,588
Lloyds Banking Group PLC (2.44% fixed rate until 02/05/25; 1.00% + 1 year CMT Rate thereafter)
2.44%, 02/05/26 (a)(b)	800,000	845,760
Lloyds Banking Group PLC (2.91% fixed rate until 11/07/22; 0.81% + 3 month USD LIBOR thereafter)
2.91%, 11/07/23 (a)(b)	982,000	1,024,147
Lloyds Banking Group PLC (3.87% fixed rate until 07/09/24; 3.50% + 1 year CMT Rate thereafter)
3.87%, 07/09/25 (a)(b)	2,390,000	2,635,166
Lockheed Martin Corp.
3.55%, 01/15/26 (a)	458,000	520,430
3.80%, 03/01/45 (a)	231,000	287,724
4.50%, 05/15/36 (a)	742,000	979,915
Lowe’s Companies Inc.
1.30%, 04/15/28 (a)	540,000	543,208
1.70%, 10/15/30 (a)	414,000	418,475
3.00%, 10/15/50 (a)	824,000	883,822
3.70%, 04/15/46 (a)	296,000	352,876
4.05%, 05/03/47 (a)	343,000	428,832
LYB International Finance BV 4.88%, 03/15/44 (a)	195,000	245,745
LYB International Finance II BV 3.50%, 03/02/27 (a)	188,000	210,816
LYB International Finance III LLC
1.25%, 10/01/25 (a)	510,000	518,961
3.63%, 04/01/51 (a)	824,000	899,940
3.80%, 10/01/60 (a)	412,000	441,310
Marathon Oil Corp. 3.85%, 06/01/25 (a)	249,000	266,853
Masco Corp. 3.50%, 11/15/27 (a)	237,000	268,229
Mastercard Inc.
3.30%, 03/26/27 (a)	695,000	792,960
3.85%, 03/26/50 (a)	270,000	348,978

	Principal Amount ($) or Number of Shares	Fair Value $
McCormick & Company Inc.
2.50%, 04/15/30 (a)	742,000	794,816
3.25%, 11/15/25 (a)	4,625,000	5,086,159
McDonald’s Corp.
3.60%, 07/01/30 (a)	1,220,000	1,429,181
3.63%, 09/01/49 (a)	495,000	581,244
3.70%, 01/30/26 (a)	246,000	279,601
3.80%, 04/01/28 (a)	665,000	778,097
4.20%, 04/01/50 (a)	602,000	771,884
4.88%, 12/09/45 (a)	250,000	339,068
Medtronic Inc. 4.63%, 03/15/45 (a)	91,000	129,304
Memorial Sloan-Kettering Cancer Center 4.13%, 07/01/52 (a)	884,000	1,161,222
Merck & Company Inc.
1.45%, 06/24/30 (a)	1,070,000	1,082,273
2.45%, 06/24/50 (a)	1,015,000	1,051,286
2.75%, 02/10/25 (a)	925,000	1,006,039
4.00%, 03/07/49 (a)	276,000	364,582
MetLife Inc.
4.05%, 03/01/45 (a)	164,000	210,022
4.72%, 12/15/44 (a)	467,000	639,571
Microchip Technology Inc. 2.67%, 09/01/23 (a)(g)	4,069,000	4,261,179
Micron Technology Inc. 2.50%, 04/24/23 (a)	1,165,000	1,214,874
Microsoft Corp.
2.40%, 08/08/26 (a)	578,000	630,517
2.68%, 06/01/60 (a)	336,000	365,202
3.45%, 08/08/36 (a)	349,000	430,094
3.50%, 02/12/35 (a)	461,000	567,025
3.70%, 08/08/46 (a)	1,651,000	2,089,307
3.95%, 08/08/56 (a)	490,000	671,050
4.10%, 02/06/37 (a)	113,000	147,759
Mitsubishi UFJ Financial Group Inc. 2.80%, 07/18/24 (a)	2,310,000	2,475,558
Mizuho Financial Group Inc. (3.92% fixed rate until 09/11/23; 1.00% + 3 month USD LIBOR thereafter) 3.92%, 09/11/24 (a)(b)	1,310,000	1,423,066
Molson Coors Beverage Co.
2.10%, 07/15/21 (a)	790,000	795,791
4.20%, 07/15/46 (a)	264,000	302,034
Morgan Stanley
3.63%, 01/20/27 (a)	576,000	660,528
3.95%, 04/23/27 (a)	1,148,000	1,327,467

See Notes to Schedules of Investments and Notes to Financial Statements.

26	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

4.35%, 09/08/26 (a)	1,634,000	1,922,908
4.38%, 01/22/47 (a)	612,000	831,659
5.00%, 11/24/25 (a)	3,673,000	4,385,856
Morgan Stanley (2.72% fixed rate until 07/22/24; 1.15% + SOFR thereafter) 2.72%, 07/22/25 (a)(b)	2,626,000	2,809,295
Morgan Stanley (3.62% fixed rate until 04/01/30; 3.12% + SOFR thereafter) 3.62%, 04/01/31 (a)(b)	1,015,000	1,179,684
Morgan Stanley (3.97% fixed rate until 07/22/37; 1.46% + 3 month USD LIBOR thereafter) 3.97%, 07/22/38 (a)(b)	546,000	675,484
MPLX LP
1.75%, 03/01/26 (a)	720,000	744,674
2.65%, 08/15/30 (a)	940,000	987,423
3.38%, 03/15/23 (a)	385,000	407,484
5.20%, 12/01/47 (a)	291,000	353,702
5.25%, 01/15/25 (a)	5,203,000	5,346,603
MPLX LP (1.34% fixed rate until 02/01/2021; 1.10% + 3 month USD LIBOR) 1.33%, 09/09/22 (a)(b)	1,542,000	1,542,401
Mylan Inc. 5.20%, 04/15/48 (a)	372,000	489,437
National Oilwell Varco Inc. 3.60%, 12/01/29 (a)	1,217,000	1,271,582
National Retail Properties Inc. 4.00%, 11/15/25 (a)	599,000	669,137
Natwest Group PLC (3.75% fixed rate until 11/01/24; 2.10% + 5 year CMT Rate thereafter) 3.75%, 11/01/29 (a)(b)	575,000	613,698
Natwest Group PLC (4.52% fixed rate until 06/25/23; 1.55% + 3 month USD LIBOR thereafter) 4.52%, 06/25/24 (a)(b)	953,000	1,040,504
Newmont Corp. 4.88%, 03/15/42 (a)	470,000	636,488
NextEra Energy Capital Holdings Inc. 3.25%, 04/01/26 (a)	1,111,000	1,242,876

	Principal Amount ($) or Number of Shares	Fair Value $
NextEra Energy Capital Holdings Inc. (5.65% fixed rate until 05/01/29; 3.16% + 3 month USD LIBOR thereafter) 5.65%, 05/01/79 (a)(b)	741,000	869,734
NIKE Inc. 3.38%, 03/27/50 (a)	402,000	496,546
Nippon Life Insurance Co. (3.40% fixed rate until 01/23/30; 2.61% + 5 year CMT Rate thereafter) 3.40%, 01/23/50 (a)(b)(g)	1,000,000	1,083,480
NiSource Inc.
3.60%, 05/01/30 (a)	834,000	966,564
3.95%, 03/30/48 (a)	243,000	298,674
Noble Energy Inc.
3.85%, 01/15/28 (a)	1,477,000	1,710,425
3.90%, 11/15/24 (a)	363,000	403,500
4.20%, 10/15/49 (a)	407,000	528,872
5.05%, 11/15/44 (a)	157,000	220,299
Nomura Holdings Inc.
2.65%, 01/16/25 (a)	820,000	874,997
3.10%, 01/16/30 (a)	792,000	864,436
Norfolk Southern Corp. 3.95%, 10/01/42 (a)	512,000	620,401
Northrop Grumman Corp.
3.85%, 04/15/45 (a)	129,000	156,353
4.03%, 10/15/47 (a)	139,000	173,799
Novartis Capital Corp.
2.20%, 08/14/30 (a)	1,215,000	1,306,708
3.00%, 11/20/25 (a)	79,000	87,458
NRG Energy Inc.
2.00%, 12/02/25 (g)	1,230,000	1,274,686
2.45%, 12/02/27 (g)	825,000	866,052
Nucor Corp. 3.95%, 05/01/28 (a)	709,000	836,769
Nutrien Ltd.
4.00%, 12/15/26 (a)	284,000	329,957
4.90%, 06/01/43 (a)	507,000	651,875
NVIDIA Corp.
2.85%, 04/01/30 (a)	410,000	461,246
3.50%, 04/01/50 (a)	975,000	1,181,934
NXP BV/NXP Funding LLC/NXP USA Inc. 2.70%, 05/01/25 (a)(g)	815,000	876,264
Occidental Petroleum Corp.
2.90%, 08/15/24 (a)	481,000	463,607
4.85%, 03/15/21 (a)	86,000	86,025

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	27

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

Oklahoma Gas & Electric Co. 3.25%, 04/01/30 (a)	680,000	773,514
Oncor Electric Delivery Company LLC 3.80%, 09/30/47 (a)	214,000	264,703
ONEOK Inc. 4.35%, 03/15/29 (a)	757,000	857,446
Oracle Corp.
2.40%, 09/15/23 (a)	339,000	356,597
2.65%, 07/15/26 (a)	847,000	928,244
2.95%, 04/01/30 (a)	1,221,000	1,364,797
3.60%, 04/01/50 (a)	814,000	950,231
3.80%, 11/15/37 (a)	257,000	308,914
4.00%, 07/15/46 - 11/15/47 (a)	1,219,000	1,496,548
4.13%, 05/15/45 (a)	234,000	290,754
Otis Worldwide Corp.
2.06%, 04/05/25 (a)	1,005,000	1,065,913
2.57%, 02/15/30 (a)	500,000	536,745
3.36%, 02/15/50 (a)	475,000	551,784
Ovintiv Exploration Inc. 5.63%, 07/01/24 (a)	4,004,000	4,284,801
Owens Corning 4.40%, 01/30/48 (a)	352,000	424,801
Pacific Gas & Electric Co. 2.50%, 02/01/31 (a)	1,220,000	1,220,451
Pacific Gas & Electric Co.
2.10%, 08/01/27 (a)	680,000	691,757
3.30%, 08/01/40 (a)	1,220,000	1,222,196
3.50%, 08/01/50 (a)	530,000	525,755
PacifiCorp
2.70%, 09/15/30 (a)	740,000	815,214
6.25%, 10/15/37 (a)	1,156,000	1,736,555
Parker-Hannifin Corp. 3.25%, 06/14/29 (a)	730,000	828,419
PartnerRe Finance B LLC (4.50% fixed rate until 04/01/30; 3.82% + 5 year CMT Rate thereafter) 4.50%, 10/01/50 (a)(b)	2,875,000	2,997,245
PayPal Holdings Inc.
2.65%, 10/01/26 (a)	1,072,000	1,178,021
3.25%, 06/01/50 (a)	613,000	704,447
PepsiCo Inc.
1.63%, 05/01/30 (a)	785,000	805,441
2.63%, 07/29/29 (a)	1,049,000	1,159,114
3.45%, 10/06/46 (a)	269,000	323,666
Perrigo Finance Unlimited Co.
3.15%, 06/15/30 (a)	740,000	793,421
4.38%, 03/15/26 (a)	500,000	566,405

	Principal Amount ($) or Number of Shares	Fair Value $
Petroleos Mexicanos
5.35%, 02/12/28 (a)	434,000	428,631
5.63%, 01/23/46 (a)	293,000	251,737
6.35%, 02/12/48 (a)	471,000	425,125
6.49%, 01/23/27 (a)	490,000	517,112
6.50%, 03/13/27 (a)	1,170,000	1,233,484
7.69%, 01/23/50 (a)	879,000	887,526
Pfizer Inc.
2.63%, 04/01/30 (a)	542,000	601,073
2.70%, 05/28/50 (a)	1,443,000	1,547,112
3.45%, 03/15/29 (a)	403,000	470,410
3.60%, 09/15/28 (a)	929,000	1,095,087
3.90%, 03/15/39 (a)	457,000	570,034
4.13%, 12/15/46 (a)	314,000	413,824
4.40%, 05/15/44 (a)	186,000	250,369
Philip Morris International Inc.
1.50%, 05/01/25 (a)	617,000	639,286
2.10%, 05/01/30 (a)	415,000	432,260
3.38%, 08/15/29 (a)	601,000	689,341
4.13%, 03/04/43 (a)	234,000	287,088
Phillips 66 2.15%, 12/15/30 (a)	4,068,000	4,126,172
Phillips 66 Partners LP
3.15%, 12/15/29 (a)	2,204,000	2,299,918
3.75%, 03/01/28 (a)	301,000	327,380
4.68%, 02/15/45 (a)	420,000	456,049
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (a)	1,180,000	1,235,472
3.65%, 06/01/22 (a)	1,147,000	1,181,766
PPL Capital Funding Inc. 3.10%, 05/15/26 (a)	707,000	781,991
Precision Castparts Corp. 4.38%, 06/15/45 (a)	473,000	594,736
Prologis LP 4.38%, 02/01/29 (a)	727,000	889,034
Prudential Financial Inc. 3.94%, 12/07/49 (a)	826,000	1,006,894
Prudential Financial Inc. (5.70% fixed rate until 09/15/28; 2.67% + 3 month USD LIBOR thereafter) 5.70%, 09/15/48 (a)(b)	956,000	1,103,539
Public Service Company of Colorado 3.70%, 06/15/28 (a)	869,000	1,014,584
Public Service Electric & Gas Co. 2.38%, 05/15/23 (a)	1,299,000	1,356,364

See Notes to Schedules of Investments and Notes to Financial Statements.

28	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

PVH Corp. 4.63%, 07/10/25 (a)	1,610,000	1,812,361
QUALCOMM Inc.
1.30%, 05/20/28 (a)(g)	323,000	326,392
1.65%, 05/20/32 (a)(g)	50,000	50,172
3.25%, 05/20/27 (a)	57,000	64,728
4.30%, 05/20/47 (a)	140,000	188,297
Quest Diagnostics Inc. 2.95%, 06/30/30 (a)	288,000	317,771
Ralph Lauren Corp. 1.70%, 06/15/22 (a)	290,000	295,327
Raytheon Technologies Corp.
3.13%, 05/04/27 (a)	1,226,000	1,368,854
3.50%, 03/15/27	633,000	722,114
3.65%, 08/16/23 (a)	32,000	34,505
3.95%, 08/16/25 (a)	370,000	424,231
4.13%, 11/16/28 (a)	151,000	180,105
4.15%, 05/15/45 (a)	496,000	626,458
4.45%, 11/16/38 (a)	391,000	497,141
4.50%, 06/01/42 (a)	345,000	449,977
Realty Income Corp.
3.00%, 01/15/27 (a)	234,000	258,771
3.25%, 01/15/31 (a)	785,000	891,367
Regeneron Pharmaceuticals Inc.
1.75%, 09/15/30 (a)	1,445,000	1,424,264
2.80%, 09/15/50 (a)	645,000	624,637
Reliance Steel & Aluminum Co. 2.15%, 08/15/30 (a)	1,505,000	1,549,051
Reynolds American Inc. 4.45%, 06/12/25 (a)	41,000	46,737
Rio Tinto Finance USA PLC 4.13%, 08/21/42 (a)	304,000	396,595
Rockwell Automation Inc. 4.20%, 03/01/49 (a)	563,000	761,660
Rogers Communications Inc. 5.00%, 03/15/44 (a)	215,000	294,851
Roper Technologies Inc. 2.95%, 09/15/29 (a)	854,000	939,298
Ross Stores Inc. 4.70%, 04/15/27 (a)	298,000	352,311
Royalty Pharma PLC
0.75%, 09/02/23 (a)(g)	665,000	668,358
1.20%, 09/02/25 (a)(g)	885,000	899,107
1.75%, 09/02/27 (a)(g)	565,000	580,899
2.20%, 09/02/30 (a)(g)	243,000	249,466
3.30%, 09/02/40 (a)(g)	331,000	348,513
3.55%, 09/02/50 (a)(g)	250,000	266,418

	Principal Amount ($) or Number of Shares	Fair Value $
RPM International Inc. 3.75%, 03/15/27 (a)	449,000	497,618
Ryder System Inc. 2.90%, 12/01/26 (a)	2,081,000	2,286,582
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (a)	405,000	464,774
4.50%, 05/15/30 (a)(g)	465,000	552,764
5.00%, 03/15/27 (a)	239,000	282,065
5.88%, 06/30/26 (a)	1,212,000	1,465,769
Santander Holdings USA Inc. 4.40%, 07/13/27 (a)	418,000	476,089
Santander UK Group Holdings PLC 4.75%, 09/15/25 (a)(g)	1,003,000	1,119,037
Saudi Arabian Oil Co.
3.50%, 04/16/29 (a)(g)	1,243,000	1,381,296
4.38%, 04/16/49 (a)(g)	256,000	310,313
Schlumberger Holdings Corp. 3.90%, 05/17/28 (a)(g)	922,000	1,040,117
Selective Insurance Group Inc. 5.38%, 03/01/49 (a)	341,000	429,343
Sempra Energy
3.80%, 02/01/38 (a)	311,000	359,401
4.00%, 02/01/48 (a)	337,000	400,521
Shell International Finance BV
2.38%, 08/21/22 (a)	1,083,000	1,120,483
3.13%, 11/07/49 (a)	1,588,000	1,757,328
3.75%, 09/12/46 (a)	237,000	286,490
4.13%, 05/11/35 (a)	331,000	414,170
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/21 (a)	206,000	208,563
2.88%, 09/23/23 (a)	573,000	607,334
3.20%, 09/23/26 (a)	224,000	250,504
Simon Property Group LP 3.38%, 06/15/27 (a)	564,000	624,252
Societe Generale S.A. (1.49% fixed rate until 12/14/25; 1.10% + 1 year CMT Rate thereafter) 1.49%, 12/14/26 (b)(g)	2,066,000	2,084,677
Southern California Edison Co.
2.40%, 02/01/22 (a)	908,000	923,490
4.00%, 04/01/47 (a)	1,466,000	1,724,192

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	29

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

4.20%, 03/01/29 (a)	1,113,000	1,304,247
Southern Company Gas Capital Corp.
3.95%, 10/01/46 (a)	797,000	937,583
4.40%, 05/30/47 (a)	126,000	158,354
Southern Copper Corp. 5.88%, 04/23/45 (a)	525,000	760,478
Southwest Airlines Co. 2.63%, 02/10/30 (a)	1,213,000	1,236,860
Southwestern Electric Power Co. 2.75%, 10/01/26 (a)	634,000	688,847
Spectra Energy Partners LP
3.38%, 10/15/26 (a)	170,000	189,865
4.50%, 03/15/45 (a)	127,000	149,208
Spirit Realty LP 4.00%, 07/15/29 (a)	949,000	1,067,312
Standard Chartered PLC (2.82% fixed rate until 01/30/25; 1.21% + 3 month USD LIBOR thereafter) 2.82%, 01/30/26 (a)(b)(g)	1,510,000	1,599,860
Starbucks Corp. 4.00%, 11/15/28 (a)	489,000	581,661
Steel Dynamics Inc.
3.25%, 10/15/50 (a)	417,000	433,367
3.45%, 04/15/30 (a)	612,000	692,760
Stryker Corp.
1.95%, 06/15/30 (a)	1,629,000	1,676,094
2.90%, 06/15/50 (a)	740,000	784,652
Sumitomo Mitsui Financial Group Inc. 2.35%, 01/15/25 (a)	3,952,000	4,192,163
Suncor Energy Inc. 4.00%, 11/15/47 (a)	186,000	210,773
Sunoco Logistics Partners Operations LP 5.30%, 04/01/44 (a)	525,000	566,916
Sysco Corp.
3.25%, 07/15/27 (a)	478,000	533,438
5.95%, 04/01/30 (a)	240,000	315,509
6.60%, 04/01/50 (a)	200,000	306,998
T-Mobile USA Inc.
3.50%, 04/15/25 (a)(g)	1,003,000	1,109,729
3.75%, 04/15/27 (a)(g)	1,832,000	2,089,341
3.88%, 04/15/30 (a)(g)	500,000	578,045
4.50%, 04/15/50 (a)(g)	240,000	297,406

	Principal Amount ($) or Number of Shares	Fair Value $
Takeda Pharmaceutical Company Ltd.
2.05%, 03/31/30 (a)	200,000	204,302
3.03%, 07/09/40 (a)	300,000	317,082
3.18%, 07/09/50 (a)	300,000	319,095
3.38%, 07/09/60 (a)	300,000	330,933
4.00%, 11/26/21 (a)	2,490,000	2,561,065
Tampa Electric Co. 4.35%, 05/15/44 (a)	960,000	1,209,917
Target Corp. 2.50%, 04/15/26 (a)	502,000	554,795
Teck Resources Ltd.
3.90%, 07/15/30	825,000	918,497
5.40%, 02/01/43 (a)	490,000	581,949
Telefonica Emisiones S.A. 4.10%, 03/08/27 (a)	813,000	940,397
Texas Instruments Inc. 3.88%, 03/15/39 (a)	629,000	788,363
The Allstate Corp. 4.20%, 12/15/46 (a)	292,000	386,132
The Allstate Corp. (5.75% fixed rate until 08/15/23; 2.94% + 3 month USD LIBOR thereafter) 5.75%, 08/15/53 (a)(b)	1,069,000	1,144,856
The Bank of New York Mellon Corp. (4.63% fixed rate until 09/20/26; 3.13% + 3 month USD LIBOR thereafter) 4.63%, 12/29/49 (a)(b)	1,038,000	1,103,145
The Bank of Nova Scotia (4.65% fixed rate until 10/12/22; 2.65% + 3 month USD LIBOR thereafter) 4.65%, 12/31/99 (a)(b)	1,036,000	1,038,694
The Boeing Co.
2.70%, 02/01/27 (a)	1,519,000	1,579,213
2.95%, 02/01/30 (a)	493,000	509,801
3.25%, 03/01/28 (a)	249,000	263,684
3.55%, 03/01/38 (a)	335,000	342,749
3.75%, 02/01/50 (a)	437,000	457,015
5.04%, 05/01/27 (a)	2,232,000	2,611,552
5.15%, 05/01/30 (a)	1,607,000	1,945,097
5.81%, 05/01/50 (a)	1,428,000	1,966,385
The Charles Schwab Corp. (4.00% fixed rate until 12/01/30; 3.08% + 10 year CMT Rate thereafter) 4.00%, 12/31/99 (b)	2,058,000	2,160,427

See Notes to Schedules of Investments and Notes to Financial Statements.

30	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

The Cleveland Electric Illuminating Co. 4.55%, 11/15/30 (a)(g)	1,964,000	2,265,533
The Clorox Co. 1.80%, 05/15/30 (a)	1,140,000	1,173,391
The Coca-Cola Co.
2.60%, 06/01/50 (a)	1,633,000	1,715,989
2.75%, 06/01/60 (a)	830,000	893,761
The Dow Chemical Co.
2.10%, 11/15/30 (a)	623,000	637,659
3.60%, 11/15/50 (a)	623,000	698,539
4.25%, 10/01/34 (a)	551,000	665,228
5.55%, 11/30/48 (a)	447,000	643,188
The Estee Lauder Companies Inc.
2.38%, 12/01/29 (a)	630,000	681,729
3.13%, 12/01/49 (a)	500,000	577,075
The George Washington University 4.13%, 09/15/48 (a)	905,000	1,138,888
The Goldman Sachs Group Inc.
2.60%, 02/07/30 (a)	735,000	790,764
3.50%, 04/01/25 - 11/16/26 (a)	2,364,000	2,645,962
3.85%, 01/26/27 (a)	3,156,000	3,606,330
4.25%, 10/21/25 (a)	818,000	937,060
5.15%, 05/22/45 (a)	320,000	448,032
The Goldman Sachs Group Inc. (2.88% fixed rate until 10/31/21; 0.82% + 3 month USD LIBOR thereafter) 2.88%, 10/31/22 (a)(b)	1,118,000	1,140,729
The Goldman Sachs Group Inc. (2.91% fixed rate until 06/05/22; 1.05% + 3 month USD LIBOR thereafter) 2.91%, 06/05/23 (a)(b)	1,208,000	1,250,703
The Goldman Sachs Group Inc. (3.81% fixed rate until 04/23/28; 1.16% + 3 month USD LIBOR thereafter) 3.81%, 04/23/29 (a)(b)	470,000	543,945
The Goldman Sachs Group Inc. (4.02% fixed rate until 10/31/37; 1.37% + 3 month USD LIBOR thereafter) 4.02%, 10/31/38 (a)(b)	490,000	597,462

	Principal Amount ($) or Number of Shares	Fair Value $
The Goldman Sachs Group Inc. (4.22% fixed rate until 05/01/28; 1.30% + 3 month USD LIBOR thereafter) 4.22%, 05/01/29 (a)(b)	780,000	923,738
The Hartford Financial Services Group Inc. 2.80%, 08/19/29 (a)	1,760,000	1,921,216
The Hartford Financial Services Group Inc. (2.35% fixed rate until 02/01/2021; 2.13% + 3 month USD LIBOR) 2.35%, 02/12/67 (a)(b)(g)	1,075,000	940,550
The Home Depot Inc.
2.70%, 04/15/30 (a)	467,000	520,738
3.35%, 04/15/50 (a)	812,000	968,716
3.50%, 09/15/56 (a)	446,000	551,162
3.90%, 12/06/28 - 06/15/47 (a)	923,000	1,148,438
4.50%, 12/06/48 (a)	364,000	511,533
The Kroger Co.
2.20%, 05/01/30 (a)	735,000	772,860
2.95%, 11/01/21 (a)	1,341,000	1,366,828
4.65%, 01/15/48 (a)	310,000	406,453
The Mosaic Co.
5.63%, 11/15/43 (a)	130,000	168,373
The Sherwin-Williams Co.
2.75%, 06/01/22 (a)	17,000	17,508
3.45%, 06/01/27 (a)	7,000	7,933
4.50%, 06/01/47 (a)	116,000	154,491
The Southern Co.
3.25%, 07/01/26 (a)	290,000	325,209
4.40%, 07/01/46 (a)	115,000	144,691
The Toronto-Dominion Bank (3.63% fixed rate until 09/15/26; 2.21% + USD 5 year Swap Rate thereafter) 3.63%, 09/15/31 (a)(b)	1,101,000	1,245,209
The Travelers Companies Inc. 2.55%, 04/27/50 (a)	730,000	767,427
The Walt Disney Co.
2.65%, 01/13/31 (a)	1,195,000	1,310,043
3.38%, 11/15/26 (a)	179,000	201,898
3.60%, 01/13/51 (a)	1,221,000	1,480,023
4.75%, 11/15/46 (a)	119,000	160,945
6.65%, 11/15/37 (a)	795,000	1,251,203

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	31

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

The Williams Companies Inc.
3.75%, 06/15/27 (a)	195,000	223,006
4.85%, 03/01/48 (a)	405,000	499,049
4.90%, 01/15/45 (a)	953,000	1,134,766
5.40%, 03/04/44 (a)	135,000	166,609
Thermo Fisher Scientific Inc.
4.13%, 03/25/25 (a)	42,000	47,781
4.50%, 03/25/30 (a)	275,000	343,173
Time Warner Cable LLC
4.50%, 09/15/42 (a)	118,000	137,478
6.55%, 05/01/37 (a)	360,000	494,093
Total Capital International S.A.
3.46%, 02/19/29 (a)	1,569,000	1,816,651
Trane Technologies Luxembourg Finance S.A.
3.55%, 11/01/24 (a)	604,000	667,426
3.80%, 03/21/29 (a)	1,113,000	1,305,872
TransCanada PipeLines Ltd.
4.25%, 05/15/28 (a)	1,128,000	1,334,683
4.88%, 01/15/26 (a)	201,000	239,031
Transcanada Trust (5.63% fixed rate until 05/20/25; 3.53% + 3 month USD LIBOR thereafter) 5.63%, 05/20/75 (a)(b)	1,592,000	1,727,861
Transcontinental Gas Pipe Line Company LLC 4.00%, 03/15/28 (a)	530,000	607,990
Truist Bank (3.50% fixed rate until 08/02/21; 0.59% + 3 month USD LIBOR thereafter) 3.50%, 08/02/22 (a)(b)	811,000	825,760
Truist Financial Corp. (4.80% fixed rate until 09/01/24; 3.00% + 5 year CMT Rate thereafter) 4.80%, 12/31/99 (a)(b)	2,197,000	2,311,991
TSMC Global Ltd.
0.75%, 09/28/25 (a)(g)	4,091,000	4,082,327
1.00%, 09/28/27 (a)(g)	566,000	560,595
1.38%, 09/28/30 (a)(g)	1,066,000	1,048,198
TWDC Enterprises 18 Corp. 4.13%, 06/01/44 (a)	261,000	332,083

	Principal Amount ($) or Number of Shares	Fair Value $
Tyco Electronics Group S.A. 3.13%, 08/15/27 (a)	539,000	597,573
Tyson Foods Inc.
4.00%, 03/01/26 (a)	1,569,000	1,803,267
4.55%, 06/02/47 (a)	149,000	197,541
U.S. Bancorp (5.13% fixed rate until 02/01/21; 3.49% + 3 month USD LIBOR thereafter) 5.13%, 12/29/49 (a)(b)	1,379,000	1,378,490
UBS Group AG (2.86% fixed rate until 08/15/22; 0.95% + 3 month USD LIBOR thereafter) 2.86%, 08/15/23 (a)(b)(g)	890,000	922,957
UBS Group AG (3.13% fixed rate until 08/13/29; 1.47% + 3 month USD LIBOR thereafter) 3.13%, 08/13/30 (a)(b)(g)	1,291,000	1,443,945
UDR Inc.
2.10%, 08/01/32 (a)	1,030,000	1,049,570
3.00%, 08/15/31 (a)	655,000	722,458
UniCredit S.p.A. (2.57% fixed rate until 09/22/25; 2.30% + 1 year CMT Rate thereafter) 2.57%, 09/22/26 (a)(b)(g)	2,140,000	2,182,821
Union Pacific Corp.
3.50%, 06/08/23 (a)	871,000	933,607
3.60%, 09/15/37 (a)	171,000	198,476
4.10%, 09/15/67 (a)	303,000	379,859
4.30%, 03/01/49 (a)	438,000	573,583
UnitedHealth Group Inc.
2.00%, 05/15/30 (a)	1,285,000	1,364,310
4.45%, 12/15/48 (a)	879,000	1,212,686
4.75%, 07/15/45 (a)	760,000	1,068,370
Unum Group 4.50%, 03/15/25 (a)	414,000	469,368
Utah Acquisition Sub Inc.
3.15%, 06/15/21 (a)	501,000	505,805
3.95%, 06/15/26 (a)	162,000	185,369
Vale S.A. 5.63%, 09/11/42 (a)	235,000	315,441
Valero Energy Corp.
2.85%, 04/15/25 (a)	819,000	873,791
4.00%, 04/01/29 (a)	1,080,000	1,215,367

See Notes to Schedules of Investments and Notes to Financial Statements.

32	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

Ventas Realty LP 3.25%, 10/15/26 (a)	611,000	672,198
VEREIT Operating Partnership LP 2.85%, 12/15/32	770,000	804,858
Verizon Communications Inc.
3.00%, 03/22/27 (a)	2,848,000	3,156,324
4.33%, 09/21/28 (a)	664,000	798,340
4.40%, 11/01/34 (a)	1,278,000	1,595,481
4.52%, 09/15/48 (a)	496,000	642,300
4.67%, 03/15/55 (a)	413,000	553,304
4.86%, 08/21/46 (a)	1,670,000	2,243,361
5.25%, 03/16/37 (a)	401,000	547,301
ViacomCBS Inc.
2.90%, 01/15/27 (a)	301,000	330,344
3.45%, 10/04/26 (a)	387,000	418,289
3.70%, 06/01/28 (a)	370,000	422,536
5.25%, 04/01/44 (a)	134,000	174,542
Virginia Electric & Power Co. 4.00%, 11/15/46 (a)	813,000	1,036,616
Visa Inc.
2.00%, 08/15/50 (a)	1,035,000	984,533
2.05%, 04/15/30 (a)	775,000	828,707
2.70%, 04/15/40 (a)	843,000	920,977
Vistra Operations Company LLC 3.55%, 07/15/24 (a)(g)	2,041,000	2,211,342
Vodafone Group PLC
4.38%, 05/30/28 (a)	562,000	674,012
5.25%, 05/30/48 (a)	295,000	409,584
Volkswagen Group of America Finance LLC
1.63%, 11/24/27 (g)	2,067,000	2,087,277
Vornado Realty LP
3.50%, 01/15/25 (a)	373,000	393,813
Vulcan Materials Co.
3.90%, 04/01/27 (a)	245,000	285,614
Walmart Inc.
3.63%, 12/15/47 (a)	373,000	472,509
3.70%, 06/26/28 (a)	777,000	914,545
3.95%, 06/28/38 (a)	362,000	460,920
4.05%, 06/29/48 (a)	491,000	664,559
WEC Energy Group Inc.
3.55%, 06/15/25 (a)	460,000	512,845
Wells Fargo & Co.
4.15%, 01/24/29 (a)	1,510,000	1,791,237
4.75%, 12/07/46 (a)	1,699,000	2,224,603
Wells Fargo & Co. (1.65% fixed rate until 06/02/23; 1.60% + SOFR thereafter)
1.65%, 06/02/24 (a)(b)	1,060,000	1,089,542

	Principal Amount ($) or Number of Shares	Fair Value $
Wells Fargo & Co. (2.19% fixed rate until 04/30/25; 2.00% + SOFR thereafter)
2.19%, 04/30/26 (a)(b)	1,270,000	1,336,713
Wells Fargo & Co. (2.39% fixed rate until 06/02/27; 2.10% + SOFR thereafter)
2.39%, 06/02/28 (a)(b)	1,315,000	1,399,423
Wells Fargo & Co. (3.07% fixed rate until 04/30/40; 2.53% + SOFR thereafter)
3.07%, 04/30/41 (a)(b)	1,700,000	1,843,225
Wells Fargo & Co. (3.20% fixed rate until 06/17/26; 1.17% + 3 month USD LIBOR thereafter)
3.20%, 06/17/27 (a)(b)	3,985,000	4,421,676
Wells Fargo & Co. (5.88% fixed rate until 06/15/25; 3.99% + 3 month USD LIBOR thereafter)
5.88%, 12/29/49 (a)(b)	782,000	880,313
Western Midstream Operating LP
5.38%, 06/01/21 (a)	1,488,000	1,500,514
Westpac Banking Corp. (2.89% fixed rate until 02/04/25; 1.35% + 5 year CMT Rate thereafter)
2.89%, 02/04/30 (a)(b)	1,625,000	1,704,040
Westpac Banking Corp. (4.11% fixed rate until 07/24/29; 2.00% + 5 year CMT Rate thereafter)
4.11%, 07/24/34 (a)(b)	910,000	1,033,896
Willis North America Inc.
3.60%, 05/15/24 (a)	599,000	654,258
3.88%, 09/15/49 (a)	823,000	1,007,574
WPP Finance 2010
3.75%, 09/19/24 (a)	350,000	388,175
WRKCo Inc.
3.00%, 09/15/24 (a)	507,000	545,177
Xcel Energy Inc.
3.40%, 06/01/30 (a)	1,015,000	1,166,326
Zoetis Inc.
3.00%, 09/12/27 (a)	237,000	265,298
3.90%, 08/20/28 (a)	557,000	656,608

		885,672,974

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	33

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

Non-Agency Collateralized Mortgage Obligations - 8.5%
Banc of America Commercial Mortgage Trust 2015-UBS7
4.36%, 09/15/48 (a)(b)	2,456,000	2,182,086
Banc of America Commercial Mortgage Trust 2016-UBS10
4.90%, 07/15/49 (a)(b)	2,522,000	2,375,941
BANK 2017-BNK7
3.18%, 09/15/60 (a)	20,509,000	22,815,955
BANK 2018-BNK15
4.41%, 11/15/61 (a)(b)	8,550,000	10,302,548
BANK 2019-BNK17
4.52%, 04/15/52 (a)(b)	1,053,000	1,206,554
BX Commercial Mortgage Trust 2018-IND 0.75% + 1 month USD LIBOR
0.91%, 11/15/35 (a)(b)(g)	1,935,943	1,935,236
Cantor Commercial Real Estate Lending 2019-CF
3 3.01%, 01/15/53 (a)	4,022,000	4,480,809
CD 2019-CD8 Mortgage Trust
2.91%, 08/15/57 (a)	7,323,000	8,104,127
CFCRE Commercial Mortgage Trust 2016-C7
4.43%, 12/10/54 (b)	2,447,000	2,194,519
Citigroup Commercial Mortgage Trust 2015-GC35
4.49%, 11/10/48 (a)(b)	2,448,000	2,217,264
Citigroup Commercial Mortgage Trust 2015-P1
3.72%, 09/15/48 (a)	12,152,000	13,658,908
Citigroup Commercial Mortgage Trust 2016-P5
2.94%, 10/10/49 (a)	3,484,742	3,809,990
Citigroup Commercial Mortgage Trust 2016-P6
4.03%, 12/10/49 (a)(b)	2,942,926	3,268,573
COMM 2012-CCRE3 Mortgage Trust
3.92%, 10/15/45 (g)	1,602,000	1,575,327
COMM 2013-LC13 Mortgage Trust
4.56%, 08/10/46 (a)(b)(g)	1,375,000	1,484,607
COMM 2014-CR14 Mortgage Trust
4.53%, 02/10/47 (a)(b)	1,940,000	2,117,308

	Principal Amount ($) or Number of Shares	Fair Value $
CSAIL 2015-C3 Commercial Mortgage Trust
4.13%, 08/15/48 (a)(b)	1,822,454	1,724,922
CSAIL 2016-C7 Commercial Mortgage Trust
4.34%, 11/15/49 (b)	4,077,000	4,102,917
GS Mortgage Securities Trust 2012-GCJ9
1.93%, 11/10/45 (a)(b)(c)	5,346,465	143,664
GS Mortgage Securities Trust 2014-GC24
4.51%, 09/10/47 (a)(b)	3,298,000	3,269,675
GS Mortgage Securities Trust 2015-GS1
4.42%, 11/10/48 (a)(b)	3,270,000	2,856,931
GS Mortgage Securities Trust 2016-GS3
2.85%, 10/10/49 (a)	2,912,000	3,171,824
GS Mortgage Securities Trust 2017-GS8
3.47%, 11/10/50 (a)	7,000,045	7,956,579
GS Mortgage Securities Trust 2018-GS9
4.14%, 03/10/51 (a)(b)	2,609,000	3,017,259
GS Mortgage Securities Trust 2019-GC42
2.75%, 09/01/52 (a)	13,110,000	14,252,118
GS Mortgage Securities Trust 2019-GSA1
3.05%, 11/10/52 (a)	6,397,000	7,176,811
Impac CMB Trust 2004-5 0.72% + 1 month USD LIBOR
0.87,% 10/25/34 (a)(b)	317,823	311,436
JP Morgan Chase Commercial Mortgage Securities Trust 2012-LC9
1.49%, 12/15/47 (a)(b)(c)	4,558,056	104,151
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.04%, 07/15/45 (a)(b)	1,010,000	1,071,962
JPMBB Commercial Mortgage Securities Trust 2015-C32
4.65%, 11/15/48 (a)(b)	2,174,000	1,770,714

See Notes to Schedules of Investments and Notes to Financial Statements.

34	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

MASTR Alternative Loan Trust 2003-5
5.00%, 08/25/18 (a)(c)	9,379	99
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7
4.12%, 02/15/46 (b)	3,391,000	2,910,567
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
0.88%, 03/15/48 (a)(b)(c)	27,925,828	796,880
Morgan Stanley Capital I Trust 2006-IQ11
5.99%, 10/15/42 (a)(b)	258,064	256,595
Morgan Stanley Capital I Trust 2016-UBS12
4.03%, 12/15/49 (b)	3,468,000	3,235,788
UBS Commercial Mortgage Trust 2012-C1
5.57%, 05/10/45 (a)(b)(g)	2,236,000	2,151,462
UBS Commercial Mortgage Trust 2018-C12
4.79%, 08/15/51 (a)(b)	1,869,000	2,150,654
UBS-Barclays Commercial Mortgage Trust 2013-C6
3.88%, 04/10/46 (b)(g)	8,161,000	8,162,290
Wells Fargo Commercial Mortgage Trust 2014-LC16
4.32%, 08/15/50	8,162,000	8,031,237
Wells Fargo Commercial Mortgage Trust 2015-C26
1.21%, 02/15/48 (a)(b)(c)	21,816,816	901,486
Wells Fargo Commercial Mortgage Trust 2019-C50
4.35%, 05/15/52 (a)	1,505,000	1,492,523
WFRBS Commercial Mortgage Trust 2012-C10
3.74%, 12/15/45 (a)	2,166,000	2,027,382
WFRBS Commercial Mortgage Trust 2013-C17
4.26%, 12/15/46 (a)	1,880,000	2,037,884

	Principal Amount ($) or Number of Shares	Fair Value $
WFRBS Commercial Mortgage Trust 2014-C20
4.38%, 05/15/47	3,259,000	3,322,656
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%, 03/15/47 (a)(b)	4,333,000	4,721,073

		176,859,291

Sovereign Bonds - 1.2%
Government of Chile
2.55%, 01/27/32 (a)	2,507,000	2,698,986
3.63%, 10/30/42 (a)	150,000	175,763
3.86%, 06/21/47 (a)	860,000	1,050,550
Government of Colombia
2.63%, 03/15/23 (a)	711,000	734,911
3.88%, 04/25/27 (a)	1,185,000	1,319,438
5.00%, 06/15/45 (a)	1,271,000	1,555,018
Government of Indonesia
3.50%, 01/11/28 (a)	578,000	647,857
4.35%, 01/11/48 (a)	232,000	277,423
Government of Mexico
3.60%, 01/30/25 (a)	1,402,000	1,561,337
4.00%, 10/02/23 (a)	620,000	678,838
4.60%, 02/10/48 (a)	972,000	1,141,779
4.75%, 03/08/44 (a)	2,068,000	2,459,659
Government of Panama
3.16%, 01/23/30 (a)	1,217,000	1,351,186
3.87%, 07/23/60 (a)	826,000	973,738
4.50%, 05/15/47 (a)	530,000	683,159
Government of Peru
1.86%, 12/01/32	1,230,000	1,245,129
2.78%, 12/01/60	2,055,000	2,078,201
5.63%, 11/18/50 (a)	884,000	1,390,143
Government of Philippines 3.95%, 01/20/40 (a)	835,000	994,694
Government of Qatar
3.38%, 03/14/24 (a)(g)	1,045,000	1,133,418
4.82%, 03/14/49 (a)(g)	275,000	375,205
Government of Uruguay 5.10%, 06/18/50 (a)	884,133	1,241,504

		25,767,936

Municipal Bonds and Notes - 0.4%
American Municipal Power Inc. 6.27%, 02/15/50 (a)	1,080,000	1,533,481
Board of Regents of the University of Texas System 3.35%, 08/15/47 (a)	1,025,000	1,230,769

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	35

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

	Principal Amount ($) or Number of Shares	Fair Value $

Port Authority of New York & New Jersey 4.46%, 10/01/62 (a)	1,870,000	2,487,736
State of California 4.60%, 04/01/38 (a)	1,840,000	2,212,342
State of Illinois 5.10%, 06/01/33 (a)	745,000	801,777

		8,266,105

FNMA (TBA) - 0.0%*
Lehman 5.50%, TBA (h)(i)	1,140,372	26,343

Total Bonds and Notes (Cost $1,840,896,894)		1,966,110,946

	Principal Amount ($) or Number of Shares	Fair Value $

Domestic Equity - 0.1%
Preferred Stock - 0.1%
Wells Fargo & Co. 5.85%, 3.09% + 3 month USD LIBOR (Cost $1,375,850) (a)(b)	55,034	1,477,663

Total Investments (Cost $1,842,272,744)		1,967,588,609

Other Assets and Liabilities, net - 5.6%		117,226,653

NET ASSETS - 100.0%		2,084,815,262

Other Information:

Centrally Cleared Credit Default Swaps

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract Annual Fixed Rate/ Payment Frequency	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)
Sell Protection
Markit CDX North America High Yield Index	Intercontinental Exchange	$47,320	5.00%/Quarterly	06/20/25	$4,391,155	$(2,639,569)	$7,030,723

The Fund had the following long futures contracts open at December 31, 2020:

Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra Long-Term U.S. Treasury Bond Futures	March 2021	220	$47,631,202	$46,984,385	$(646,817)
U.S. Long Bond Futures	March 2021	103	17,954,870	17,838,313	(116,557)
2 Yr. U.S. Treasury Notes Futures	March 2021	543	119,877,388	119,990,273	112,885

					$(650,489)

The Fund had the following short futures contracts open at December 31, 2020:

Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Yr. U.S. Treasury Notes Futures	March 2021	332	$(41,783,831)	$(41,886,469)	$(102,638)
10 Yr. U.S. Treasury Ultra Futures	March 2021	442	(69,321,988)	(69,110,844)	211,144
10 Yr. U.S. Treasury Notes Futures	March 2021	398	(54,904,176)	(54,955,094)	(50,918)

					$57,588

					$(592,901)

See Notes to Schedules of Investments and Notes to Financial Statements.

36	GE RSP Income Fund

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

During the period ended December 31, 2020 average notional values related to derivative contracts were as follows:

	Purchased Put Options	Purchased Call Options	Written Put Options	Written Call Contracts	Long Futures Contracts	Short Futures Contracts	Credit Default Swap Contracts	Interest Rate Swap Contracts
Average Notional Value	$—	$318,246	$—	$—	$314,287,668	$149,126,443	$133,487,169	$72,305,650

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s Supplemental Information Documents and Consolidated Profile for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	At December 31, 2020, all or a portion of this security was pledged to cover collateral requirements for futures, swaps and/or TBAs.
(b)

Variable Rate Security—Interest rate shown is rate in effect at December 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

(c)

Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(d)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (“TBA”) in the future.
(e)

Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(f)	Coupon amount represents effective yield.
(g)

Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, these securities amounted to $151,102,929 or 7.25% of the net assets of the GE RSP Income Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees.

(h)	Step coupon bond.
(i)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Fund’s Board of Trustees. Security value is determined based on level 3 inputs.
†	Percentages are based on net assets as of December 31, 2020.
*	Less than 0.05%.

Abbreviations:

CMT - Constant Maturity Treasury

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rate

STRIPS - Separate Trading of Registered Interest and Principal of Security

TBA - To Be Announced

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	37

GE RSP Income Fund

Schedule of Investments, continued — December 31, 2020

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2020:

Fund	Investments	Level 1	Level 2	Level 3	Total

GE RSP Income Fund	Investments in Securities

	U.S. Treasuries	$—	$259,247,183	$—	$259,247,183

	Agency Mortgage Backed	—	549,896,027	—	549,896,027

	Agency Collateralized Mortgage Obligations	—	18,654,678	—	18,654,678

	Asset Backed	—	41,720,409	—	41,720,409

	Corporate Notes	—	885,672,974	—	885,672,974

	Non-Agency Collateralized Mortgage Obligations	—	176,859,291	—	176,859,291

	Sovereign Bonds	—	25,767,936	—	25,767,936

	Municipal Bonds and Notes	—	8,266,105	—	8,266,105

	FNMA (TBA)	—	—	26,343	26,343

	Preferred Stock	1,477,663	—	—	1,477,663

	Total Investments in Securities	$1,477,663	$1,966,084,603	$26,343	$1,967,588,609

	Other Financial Instruments

	Credit Default Swap Contracts - Unrealized Appreciation	$—	$7,030,723	$—	$7,030,723

	Long Futures Contracts - Unrealized Appreciation	112,885	—	—	112,885

	Long Futures Contracts - Unrealized Depreciation	(763,374)	—	—	(763,374)

	Short Futures Contracts - Unrealized Appreciation	211,144	—	—	211,144

	Short Futures Contracts - Unrealized Depreciation	(153,556)	—	—	(153,556)

	Total Other Financial Instruments	$(592,901)	$7,030,723	$—	$6,437,822

See Notes to Schedules of Investments and Notes to Financial Statements.

38	GE RSP Income Fund

GE RSP U.S. Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$57.30	$46.05	$52.45	$49.27	$47.59

Income/(loss) from investment operations:
Net investment income	0.77 (a)	0.78 (a)	0.77 (a)	0.76 (a)	0.92
Net realized and unrealized gains/(losses) on investments	12.86	14.07	(2.41)	9.35	3.92

Total income/(loss) from investment operations	13.63	14.85	(1.64)	10.11	4.84

Less distributions from:
Net investment income	0.81	0.77	0.81	0.81	0.91
Net realized gains	3.73	2.83	3.95	6.12	2.25

Total distributions	4.54	3.60	4.76	6.93	3.16

Net asset value, end of period	$66.39	$57.30	$46.05	$52.45	$49.27

Total Return(b)	23.82%	32.22%	(3.05)%	20.50%	10.13%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$6,229,783	$5,541,415	$4,700,274	$5,435,513	$4,914,567

Ratios to average net assets:
Gross expenses	0.14%	0.14%	0.14%	0.14%	0.16%
Net investment income	1.29%	1.44%	1.41%	1.39%	1.79%
Portfolio turnover rate	37%	31%	40%	77%	38%

(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.

The accompanying Notes are an integral part of these financial statements.

Financial Highlights	39

GE RSP Income Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/20		12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$11.85		$11.14	$11.55	$11.38	$11.36

Income/(loss) from investment operations:
Net investment income	0.26	(a)	0.31 (a)	0.32 (a)	0.29 (a)	0.31
Net realized and unrealized gains/(losses) on investments	0.69		0.72	(0.40)	0.16	0.09

Total income/(loss) from investment operations	0.95		1.03	(0.08)	0.45	0.40

Less distributions from:
Net investment income	0.34		0.32	0.33	0.28	0.29
Net realized gains	0.04		—	—	—	0.09

Total distributions	0.38		0.32	0.33	0.28	0.38

Net asset value, end of period	$12.42		$11.85	$11.14	$11.55	$11.38

Total Return(b)	8.20%		9.38%	(0.75)%	3.99%	3.50%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,084,815		$2,024,704	$1,992,169	$2,329,674	$2,427,975

Ratios to average net assets:
Gross expenses	0.17%		0.17%	0.17%	0.16%	0.21%
Net investment income	2.16%		2.67%	2.86%	2.55%	2.66%
Portfolio turnover rate	110	%(c)	422%	223%	297%	242%

(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.
(c)	The portfolio turnover calculated for the period ended 12/31/20 did not include To-Be-Announced transactions and, if it had, the portfolio turnover would have been 304%.

The accompanying Notes are an integral part of these financial statements.

40	Financial Highlights

GE RSP Funds

Statements of Assets and Liabilities — December 31, 2020

	GE RSP U.S. Equity Fund	GE RSP Income Fund
Assets
Investments in securities, at fair value (cost $3,681,452,262 and $1,842,272,744, respectively)	$6,172,766,232	$1,967,588,609
Cash, interest bearing	54,349,439	302,038,315
Net cash at broker for futures contracts	—	439,862
Income receivables	6,410,995	10,343,435
Receivable for fund shares sold	—	308,934
Receivable for accumulated variation margin on swap contracts	—	4,453,725
Other assets	5,338	2,098

Total assets	6,233,532,004	2,285,174,978

Liabilities
Distribution payable to shareholders	755,988	150,048
Net cash collateral on swap contracts due to broker	—	4,329,530
Payable for investments purchased	—	194,853,229
Payable for fund shares redeemed	2,134,376	49,772
Payable for accumulated variation margin on futures contracts	—	589,686
Payable to the Adviser	622,458	228,788
Payable for custody, fund accounting and sub-administration fees	38,212	16,519
Accrued other expenses	197,723	142,144

Total liabilities	3,748,757	200,359,716

Net Assets	$6,229,783,247	$2,084,815,262

Net Assets Consist of:
Capital paid in	$3,766,100,559	$1,939,401,107
Total distributable earnings (loss)	$2,463,682,688	$145,414,155

Net Assets	$6,229,783,247	$2,084,815,262

Shares outstanding ($25.00 and $10.00 par value, respectively; unlimited shares authorized)	93,838,310	167,898,075
Net asset value per share	$66.39	$12.42

The accompanying Notes are an integral part of these financial statements.

Statements of Assets and Liabilities	41

GE RSP Funds

Statements of Operations — For the year ended December 31, 2020

	GE RSP U.S. Equity Fund	GE RSP Income Fund
Investment Income
Income
Dividend	$77,666,037	$—
Interest	56,934	47,977,847
Less: Foreign taxes withheld	(1,376)	(75)

Total income	77,721,595	47,977,772

Expenses
Advisory and administration fees	6,523,574	2,675,312
Transfer agent fees	517,929	478,304
Custody, fund accounting and sub-administration fees	340,023	286,272
Professional fees	17,452	33,784
Other expenses	139,336	39,536

Total Expenses	7,538,314	3,513,208

Net investment income	$70,183,281	$44,464,564

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Investments	$328,591,241	$67,651,614
Futures	—	(2,465,063)
Swap contracts	—	(18,558,979)
Foreign currency transactions	(34)	—
Increase (decrease) in unrealized appreciation/depreciation on:
Investments	799,903,293	60,489,495
Futures	—	(1,233,001)
Swap contracts	—	9,163,864

Net realized and unrealized gain (loss) on investments	1,128,494,500	115,047,930

Net Increase in Net Assets Resulting from Operations	$1,198,677,781	$159,512,494

The accompanying Notes are an integral part of these financial statements.

42	Statements of Operations

GE RSP Funds

Statements of Changes in Net Assets

	GE RSP U.S. Equity Fund		GE RSP Income Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (Decrease) in Net Assets

Operations:
Net investment income	$70,183,281	$75,533,364	$44,464,564	$54,095,486
Net realized gain (loss) on investments, futures, swap contracts, options contracts, and foreign currency related transactions	328,591,207	246,992,970	46,627,572	51,428,998
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and swap contracts	799,903,293	1,122,037,278	68,420,358	75,572,625

Net increase (decrease) from operations	1,198,677,781	1,444,563,612	159,512,494	181,097,109

Distributions to shareholders:
Total distributions	(400,316,279)	(328,895,329)	(64,080,587)	(56,663,793)

Increase (decrease) in assets from operations and distributions	798,361,502	1,115,668,283	95,431,907	124,433,316

Share transactions:
Proceeds from sale of shares	55,418,614	20,879,021	48,154,654	34,357,470
Value of distributions reinvested	379,700,260	311,798,754	61,957,884	54,586,248
Cost of shares redeemed	(545,111,984)	(607,205,188)	(145,433,304)	(180,842,366)

Net increase (decrease) from share transactions	(109,993,110)	(274,527,413)	(35,320,766)	(91,898,648)

Total increase (decrease) in net assets	688,368,392	841,140,870	60,111,141	32,534,668

Net Assets
Beginning of year	5,541,414,855	4,700,273,985	2,024,704,121	1,992,169,453

End of year	$6,229,783,247	$5,541,414,855	$2,084,815,262	$2,024,704,121

Changes in Fund Shares
Shares sold	914,306	404,270	3,948,098	2,956,246
Issued for distributions reinvested	5,739,128	5,422,709	5,055,918	4,688,763
Shares redeemed	(9,524,851)	(11,183,222)	(12,024,475)	(15,628,926)

Net decrease in fund shares	(2,871,417)	(5,356,243)	(3,020,459)	(7,983,917)

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets	43

GE RSP Funds

Notes to Financial Statements — December 31, 2020

1.	Organization of the Funds

The GE RSP U.S. Equity Fund and GE RSP Income Fund (each, a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds are two of the investment options offered under the GE Retirement Savings Plan (the “RSP” or the “Plan”). The Plan, through a trust, owns 69% of the GE RSP U.S. Equity Fund and 76% of the GE RSP Income Fund. The Funds operate as Employees’ Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation  Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees (the “Board”). The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•

Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.

•

Debt obligations (including short term investments and convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.

•

Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

•

Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as

44	Notes to Financial Statements

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2020 discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) is unable to obtain an independent, third-party valuation the agreements will be fair valued.

•

Options on futures are priced at their last sale price on the principal market on which they are traded on the valuation date. If there were no sales on that day, options on futures are valued at either the last reported sale or official closing price on their primary exchange determined in accordance with the valuation policy and procedures approved by the Board.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

The Fund values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of the Fund’s investments according to the fair value hierarchy as of December 31, 2020 is disclosed in the Fund’s Schedule of Investments.

Investment Transactions and Income Recognition  Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any.

Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Expenses  Certain expenses, which are directly identifiable to a specific Fund, are applied to the Fund that incurs such expenses. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund.

Distributions  The GE RSP Income Fund declares investment income dividends daily and pays them monthly. The GE RSP U.S. Equity Fund declares and pays dividends from investment income annually.

Notes to Financial Statements	45

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2020

Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Securities and Other Investments

Delayed Delivery Transactions and When-Issued Securities  During the fiscal year ended December 31, 2020, the GE RSP Income Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund’s Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to such purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To-Be-Announced Transactions  The GE RSP Income Fund may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, coupon, and price.

The GE RSP Income Fund may use TBA transactions to “roll over” such agreements prior to the settlement date. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. The Fund may also enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities.

Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties. The Fund’s use of “TBA rolls” may impact portfolio turnover, transaction costs and capital gain distributions to shareholders.

4.	Derivative Financial Instruments

Futures Contracts  The GE RSP Income Fund may enter into futures contracts to meet the Fund’s objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Summary Schedule of Investments and cash deposited, if any, is included in Net Cash at broker on the Statement of Assets and Liabilities. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

46	Notes to Financial Statements

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2020

For the fiscal year ended December 31, 2020, the GE RSP Income Fund entered into futures contracts in order to manage exposure to interest rates.

Options on Futures Contracts  The GE RSP Income Fund may purchase and write options, including options on futures contracts, subject to certain limitations. Writing puts and buying calls tend to increase the Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund’s exposure to the underlying instrument. The Fund will not enter into a transaction involving options for speculative purposes. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying instrument or the cost basis of the securities purchased is adjusted by the original premium received or paid. In return for a premium paid, call and put options on futures contracts give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price.

For the fiscal year ended December 31, 2020, the GE RSP Income Fund purchased and wrote options in order to hedge against changes in market conditions and interest rates.

Credit Default Swaps  During the fiscal year ended December 31, 2020, the GE RSP Income Fund engaged in credit default swaps to manage credit risk. When a Fund is the buyer in a credit default swap contract, a Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, a Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, a Fund loses its investment and recovers nothing. However, if a credit event occurs, a Fund receives full notional value for a referenced debt obligation that may have little or no value. When a Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, a Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that a Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by a Fund for the same referenced obligation.

As the seller, a Fund may create economic leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. A Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with

Notes to Financial Statements	47

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2020 unrealized appreciation or depreciation on swaps to determine the market value of swaps. A Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. A Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if a Fund had invested in the referenced debt obligation directly. If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will not earn any return on its investment. If a Fund is a seller of a credit default swap, a Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject a Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Interest Rate Swaps  Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.

During the fiscal year ended December 31, 2020, the GE RSP Income Fund entered into interest rate swaps in order to manage exposure to interest rates.

The following tables summarize the value of the Fund’s derivative instruments as of December 31, 2020 and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:

Asset Derivatives

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
GE RSP Income Fund
Swap Contracts	$—	$—	$4,453,725	$—	$—	$4,453,725

Liability Derivatives

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
GE RSP Income Fund
Futures Contracts	$(589,686)	$—	$—	$—	$—	$(589,686)

Realized Gain/Loss

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
GE RSP Income Fund
Futures Contracts	$(2,465,063)	$—	$—	$—	$—	$(2,465,063)
Swap Contracts	(8,948,084)	—	(9,610,895)	—	—	(18,558,979)
Purchased Option Contracts(a)	1,513,451	—	—	—	—	1,513,451

(a)	Purchased options are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
GE RSP Income Fund
Futures Contracts	$(1,233,001)	$—	$—	$—	$—	$(1,233,001)
Swap Contracts	4,815,201	—	4,348,663	—	—	9,163,864

48	Notes to Financial Statements

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2020

5.	Fees and Transactions with Affiliates

Advisory Fee  SSGA FM, a registered investment adviser, was retained by the Board to act as investment adviser and administrator of each Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of each Fund. The Management Fee is stated in the following schedule:

Fund	Average Daily Net Assets of Fund	Management Fee

GE RSP U.S. Equity Fund	All Assets	0.12%

GE RSP Income Fund	All Assets	0.13%

Custody, Fund Accounting and Sub-Administration Fees  State Street Bank and Trust Company (“State Street”) serves as the custodian, fund accountant and sub-administrator to the Funds. Amounts paid by the Funds to State Street for performing such services are included as custody, fund accounting and sub-administration fees in the Statements of Operations.

Other Transactions with Affiliates  During the fiscal year ended December 31, 2019, the Adviser reimbursed the GE RSP U.S. Equity Fund in the amount totaling $34,143 due to a separate compliance and trading matter.

6.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, short term investments and derivative contracts) for the year ended, December 31, 2020 were as follows:

	U.S. Government Obligations		Non-U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
GE RSP U.S. Equity Fund	$—	$—	$1,983,052,635	$2,415,118,000
GE RSP Income Fund	5,012,909,572	5,450,673,411	820,987,910	472,169,540

7.	Income Taxes

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for bond basis adjustments, swap contracts, futures contracts, foreign currency gains and losses, distribution re-designations, return of capital adjustments, and wash sale loss deferrals.

Notes to Financial Statements	49

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2020

The tax character of distributions paid during the fiscal year ended December 31, 2020 was as follows:

Fund	Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
GE RSP U.S. Equity Fund	$—	$96,916,006	$303,400,273	$—	$400,316,279
GE RSP Income Fund	—	59,629,980	4,450,607	—	64,080,587

The tax character of distributions paid during the fiscal year ended December 31, 2019, was as follows:

Fund	Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
GE RSP U.S. Equity Fund	$—	$74,112,841	$254,782,488	$—	$328,895,329
GE RSP Income Fund	—	56,663,793	—	—	56,663,793

At December 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long Term Gain	Net Unrealized Gains (Losses)	Total
GE RSP U.S. Equity Fund	$5,331,293	$—	$155,077	$2,458,196,318	$2,463,682,688
GE RSP Income Fund	29,116,361	—	1,687,425	114,610,369	145,414,155

As of December 31, 2020, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
GE RSP U.S. Equity Fund	$3,714,569,914	$2,532,332,228	$74,135,910	$2,458,196,318
GE RSP Income Fund	1,842,010,807	136,788,640	4,773,016	132,015,624

8.	Risks

Concentration Risk  As a result of a Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of a Fund’s investments more than if a Fund was more broadly diversified.

Interest Rate Risk  Is the risk that fixed income securities will decline in value because of changes in interest rates. Bond prices generally rise when interest rates decline and generally decline when interest rates rise. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund’s investments.

Credit Risk  A Fund may be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Market Risk  The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.

An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses,

50	Notes to Financial Statements

GE RSP Funds

Notes to Financial Statements, continued — December 31, 2020 and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.

9.	Line of Credit

The Funds and other affiliated funds (each, a “Participant” and collectively, the “Participants”) have access to $200 million of a $500 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2021 unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operation expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1.25% plus the New York Fed Bank Rate. Prior to October 8, 2020, interest was calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate.

The Funds had no outstanding loans as of December 31, 2020.

10.	New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

11.	Subsequent Events

Proposed reorganization of the Funds:  On January 19, 2021, the Board of Trustees of each Fund approved the reorganization of that Fund into a corresponding newly organized series of State Street Institutional Investment Trust (each, a “State Street Fund”), as lised in the table below.

RSP Fund	Corresponding New State Street Fund
General Electric RSP U.S. Equity Fund	State Street U.S. Core Equity Fund
General Electric RSP Income Fund	State Street Income Fund

The reorganization of each Fund into the corresponding State Street Fund is subject to approval of the holders of a majority of the units of that Fund. If required approval is obtained, and other customary closing conditions are satisfied, each reorganization is expected to be completed sometime in May 2021.

Notes to Financial Statements	51

GE RSP Funds

Report of Independent Registered Public Accounting Firm

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of General Electric RSP U.S. Equity Fund and General Electric RSP Income Fund, (each a “Fund” and collectively the “Funds”), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in General Electric RSP Funds since 2016.

Philadelphia, Pennsylvania

February 22, 2021

52	Report of Independent Registered Public Accounting Firm

GE RSP Funds

Advisory Agreement Renewal (Unaudited)

Disclosure for the Boards of Trustees’ Consideration of the Continuance of the Investment Advisory and Administration Agreement with SSGA Funds Management, Inc.

At meetings of the Boards of Trustees (each, a “Board” and together, the “Boards”) of the General Electric RSP U.S. Equity Fund (the “GE RSP U.S. Equity Fund”) and the General Electric RSP Income Fund (the “GE RSP Income Fund,” together with GE RSP U.S. Equity Fund, each, a “Fund” and together, the “Funds”), held on May 18, 2020 and June 15, 2020 (the “Board Meetings”), a majority of the members of the Board of each Fund considered and approved the continuance for an additional year of the investment advisory and administration agreement (the “Investment Advisory and Administration Agreement”) with SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) on behalf of each Fund.

In considering whether to approve the continuance for an additional year of the Investment Advisory and Administration Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Boards’ request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by an independent third party provider, Broadridge Financial Solutions, Inc. (“Broadridge”). The Board members reviewed the fees charged by the Adviser for other mutual funds and investment products other than mutual funds that employ a similar investment strategy as either of the Funds. The Board members had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the continuance of the Investment Advisory and Administration Agreement, the Board members reviewed the information provided with management of the Adviser. The Board members also reviewed a memorandum prepared by legal counsel discussing the legal standards for the consideration of the proposed continuance. The Board members discussed the proposed continuance of the Investment Advisory and Administration Agreement in detail during private sessions in advance of, and at, the Board Meetings at which no representatives of the Adviser were present. The Board members requested, and received and considered, additional information from the Adviser following the May 18, 2020 Board Meeting and prior to the June 15, 2020 Board Meeting.

In advance of the Board Meetings, and in response to their detailed requests, the Board members received from the Adviser written responses to their inquiries, which included substantial exhibits and other materials related to the Adviser’s business and the services it provides to each Fund. The Board members took into account their experience as Board members.

During the Board Meetings, the Board members had an opportunity to discuss this information with SSGA FM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in significant discussions.

In reaching their determinations relating to the continuance of the Investment Advisory and Administration Agreement, the Boards considered those factors they deemed relevant, including the factors discussed below. In their deliberations, the Boards did not identify any single factor that was dispositive and each Board member may have attributed different weights to the various factors. The Board members evaluated the information provided to them, as well as the presentations and discussions that occurred at the Board Meetings, for each Fund on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The material factors and conclusions that formed the basis for each Board’s determinations to approve the continuance of the Investment Advisory and Administration Agreement on behalf of each Fund are as discussed below.

The Nature, Extent and Quality of Services Provided.

The Board members reviewed the services provided by the Adviser. In connection with their consideration of the Adviser’s services, the Board members considered the Adviser’s management capabilities and investment process

Advisory Agreement Renewal	53

GE RSP Funds

Advisory Agreement Renewal (Unaudited), continued

with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. The Board members evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries, as well as sector, credit quality and interest rate exposure (all as applicable). The Board members also considered the substantial expertise of the Adviser in developing and applying proprietary models for managing the Funds and the extensive experience and resources committed by the Adviser to the evaluation of the Funds’ portfolios. The Board members considered the extensive experience and resources committed by the Adviser to risk management, including with respect to investment risk, liquidity risk, operational risk, counterparty risk and model risk. The Board members also considered the significant risks assumed by the Adviser in connection with the services provided to the Funds, including reputational and entrepreneurial risks. Further, the Board members considered material enhancements made to the risk management processes and systems over the past year. The Board members also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board members had previously reviewed the compliance programs of SSGA FM and various affiliated service providers (“Affiliated Service Providers”). Among other things, the Board members considered compliance and reporting matters. The Board members also considered the performance of certain portions of the business continuity plan which had been invoked in response to the coronavirus disease of 2019.

In light of the foregoing and other relevant information, the Board members concluded that the services provided by the Adviser continue to be satisfactory.

Fund Performance.

The Board members considered the investment performance of each Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities indices and peer and category groupings of mutual funds prepared by Broadridge with respect to various periods. The Board members also engaged in detailed discussions with SSGA FM management about its investment processes and performance results. These discussions focused on each Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, each Fund’s investment style and approach employed, the likely market cycles for each Fund’s investment style and, in some instances, relative underperformance of the GE RSP Income Fund in certain periods and plans to seek to improve relative performance and the competitive performance of the GE U.S. Equity Fund for certain periods. The Board members took into account management’s discussion of each Fund’s performance.

Taking these factors into consideration, the Board members concluded that each Fund’s performance, or the Adviser’s explanation for relative underperformance and plans for improvement, as applicable, was acceptable overall.

Cost of the Services Provided And Profits Realized From The Relationships with the Funds.

The Board members considered the management fees paid to the Adviser by the Funds. The Board members reviewed the level of profits realized by the Adviser and the Affiliated Service Providers in providing investment advisory and other services to the Funds. Information also was presented regarding the financial condition of the Adviser for various past periods. The Board members also considered the Adviser’s statements concerning its significant investment in supporting registered investment companies. The Board members also considered the various risks borne by SSGA FM and the Affiliated Service Providers in connection with their various roles in servicing the Funds, including reputational and entrepreneurial risks.

The Board members concluded that the profitability of the Adviser and the profitability range of each of the Affiliated Service Providers with respect to its services to each of the Funds, were reasonable in relation to the services provided.

54	Advisory Agreement Renewal

GE RSP Funds

Advisory Agreement Renewal (Unaudited), continued

The Extent to Which Economies of Scale Would Be Realized as the Funds Grow and Whether Fee Levels Would Reflect Such Economies of Scale.

The Boards considered the extent to which the Adviser and the Affiliated Service Providers, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Boards acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of the Funds. The Boards concluded that, in light of, among other considerations, the current size of each of the Funds, the level of profitability of the Adviser and the Affiliated Service Providers with respect to the Funds, and/or the comparative management fees and expense ratios of the Funds, it does not appear that the Adviser or the Affiliated Service Providers has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed management fees should be reduced or that breakpoints in such fees should be implemented for the Funds at this time.

Comparison of Services to be Rendered and Fees to be Paid.

The Boards discussed the services provided to the Funds by the Adviser and the fees charged to the Funds for those services. As part of its review, each Board considered each Fund’s management fee and total expense ratio, including the portion attributable to administrative services provided by SSGA FM, as compared to the expense ratios of a group of comparable mutual funds selected by Broadridge, and the related Broadridge analysis for the Funds. The Boards also considered the comparability of the fees charged and the services provided to the Funds by the Adviser to the fees charged and services provided to other clients of the Adviser. Among other information, the Board members considered that each Fund’s expense ratios and advisory fee were the lowest or among the lowest in the applicable Broadridge peer group ranges. The Boards also considered the Funds’ comparatively lower historical fee structure overall relative to advisers of other comparable industry peer group funds and noted that the Funds have generally benefitted from not having a high management fee rate since their inception.

In light of the foregoing, the Boards determined that the management fees, considered in relation to the services provided to the Funds, supported the Boards’ approval of the continuance of the Investment Advisory and Administration Agreement.

Fall-Out Benefits.

The Boards considered actual and potential financial benefits that the Adviser may derive from its relationships with the Funds, including the custody, fund accounting and sub-administration services being provided to the Funds by an affiliate of the Adviser and, with respect to the GE RSP U.S. Equity Fund, soft dollar commission benefits generated through Fund portfolio transactions. The Boards noted, however, that each Fund benefits from the vast array of resources available through SSGA FM, and that each Fund represents only a small portion of the assets managed by SSGA FM.

Conclusion.

No single factor was determinative to the Boards’ decision. Based on their discussion and such other matters as were deemed relevant, the Board members approved the continuance of the Investment Advisory and Administration Agreement for the Funds.

Advisory Agreement Renewal	55

GE RSP Funds

Other Information — December 31, 2020 (Unaudited)

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions paid from the Funds during the fiscal year ended December 31, 2020.

Dividends Received Deduction

The GE RSP U.S. Equity Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the GE RSP U.S. Equity Fund during the fiscal year ended December 31, 2020 is considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. The GE RSP U.S. Equity Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Long Term Capital Gain Distributions

Long term capital gains dividends were paid from the GE RSP U.S. Equity Fund and GE RSP Income Fund during the year ended December 31, 2020 in the amount of $303,400,273 and $4,450,607, respectively.

56	Other Information

GE RSP Funds

Other Information, continued — December 31, 2020 (Unaudited)

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted and implemented a liquidity risk management program (the “Program”). SSGA FM has been designated by the Board to administer the Funds’ Program. The Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund. Liquidity risk is defined as the risk that a Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. During the fiscal year, SSGA FM provided the Board with a report addressing the operations of the Program and assessing its adequacy and the effectiveness of the Program’s implementation for the period October 2019 through September 2020. As reported to the Board, the Program supported each Fund’s ability to honor redemption requests timely and SSGA FM’s management of each Fund’s liquidity profile, including during periods of market volatility. SSGA FM reported that the Program operated adequately to meet the requirements of Rule 22e-4 and that the implementation of the Program has been effective.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Fund’s Supplemental Information Documents and Consolidated Profile for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures and Record

The Funds have adopted the proxy voting policies of SSGA FM. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-242-0134, (ii) on the Funds’ website at http://www.ssga.com/geam, and (iii) on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies, if any, during the most recent 12-month period ended June 30 is available by August 31 of each year without charge (1) by calling 1-800-242-0134 (toll free), and (2) on the website of the SEC at www.sec.gov.

Quarterly Portfolio Schedule

Following the Funds’ first, second and third fiscal quarter-ends, a complete schedule of investments is filed with the SEC as an exhibit to their reports on Form N-PORT, which can be found on the SEC’s website at www.sec.gov. The Funds’ schedules of investments are available upon request, without charge, by calling 1-800-242-0134.

Other Information	57

GE RSP Funds

Other Information, continued — December 31, 2020 (Unaudited)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
INTERESTED TRUSTEES
Harshal Chaudhari c/o General Electric Company 901 Main Avenue, The Towers at Merritt River, Norwalk, CT 06351 YOB: 1975	Chairman of the Board of Trustees	Term: Indefinite Served: Since January 2020	Chief Investment Officer – Pensions, GE since 2019; Chief Analytics Officer, IBM from 2019 – 2019; Chief Investment Officer –Retirement Funds, IBM from 2016 – 2019; Chief Financial Officer – IBM Analytics Solutions, IBM from 2014-2019.	2

Scott Silberstein c/o General Electric Company 901 Main Avenue, The Towers at Merritt River, Norwalk, CT 06351 YOB: 1964	Trustee	Term: Indefinite Served: Since July 2016	Executive Counsel, GE since 2016; Senior Vice President & Deputy General Counsel of GEAM since 1995.	2	GEAM; GE Asset Management Limited; GE International Management Incorporated; GE International Management II Incorporated.

Gregory Bouleris c/o General Electric Company 901 Main Avenue, The Towers at Merritt River, Norwalk, CT 06351 YOB: 1966	Trustee	Term: Indefinite Served: Since July 2016	Investment Oversight Leader, GE since 2016; Multi-Manager Programs Leader from 2015 – 2016; Senior Vice-President Product Management 2008 – 2015.	2

Vaidheesh Krishnamurti c/o General Electric Company 901 Main Avenue, The Towers at Merritt River, Norwalk, CT 06351 YOB: 1978	Trustee	Term: Indefinite Served: Since July 2016	Chief Financial Officer of Benefit Plans since May 2016; Manager, Financial Planning and Analysis at GEAM from December 2014 to May 2016; Manager, Investment Performance at GEAM from May 2012 to December 2014; Operational Controller/Senior Analyst at GEAM from June 2008 to May 2012.	2

58	Other Information

GE RSP Funds

Other Information, continued — December 31, 2020 (Unaudited)

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years
OFFICERS
Ellen M. Needham SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	President	Term: Indefinite Served: Since September 2018	Chairman, SSGA Funds Management, Inc. (March 2020 – present); President and Director, SSGA Funds Management, Inc. (2001 – present); Senior Managing Director, State Street Global Advisors (1992 – present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).

Arthur A. Jensen SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Treasurer	Term: Indefinite Served: Since June 2011	Vice President State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Mutual Funds Controller at GE Asset Management Incorporated (April 2011 – July 2016).

Brian Harris SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer and Anti-Money Laundering Officer	Term: Indefinite Served: Since December 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (2013 – Present); Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (September 2010 – May 2013).

Bruce S. Rosenberg SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Assistant Treasurer	Term: Indefinite Served: Since March 2017	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Ann M. Carpenter SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	Assistant Treasurer	Term: Indefinite Served: Since March 2017	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 – present)*; Managing Director, State Street Global Advisors (April 2005 –present).*

Chad C. Hallett SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Assistant Treasurer	Term: Indefinite Served: Since March 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Darlene Anderson-Vasquez SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Assistant Treasurer	Term: Indefinite Served: Since March 2017	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

David Barr SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1974	Secretary	Term: Indefinite Served: Since December 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 – present); Vice President at Eaton Vance Corp. (October 2010 – October 2019).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Other Information	59

GE RSP Funds

Investment Team

Investment Adviser

SSGA Funds Management, Inc.

Board of Trustees

Harshal Chaudhari, Chairman

Scott Silberstein

Gregory Bouleris

Vaidheesh Krishnamurti

Portfolio Managers

GE RSP U.S. Equity Fund

Michael Solecki

Paul Nestro

Christopher Sierakowski

GE RSP Income Fund

Matthew Nest

James Palmieri

Independent Registered Public Accounting Firm

BBD, LLP

Custodian

State Street Bank & Trust Company

Shareholder Servicing Agent

Address all inquiries inside the Plan to:

GE Retirement Savings Plan Service Center

c/o Fidelity Investments

P.O. Box 770003

Cincinnati, OH 45277-0065

Address all inquiries outside the Plan to:

GE RSP Mutual Funds

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

60	Investment Team

GE RSP Funds

Shareholder Services

INSIDE THE RETIREMENT SAVINGS PLAN

Shares or units held inside the Plan have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Plan, please refer to your GE RSP Retirement Savings Statement, which is provided quarterly and is available online at any time or upon request. You may obtain additional information and process transactions on investments held inside the Plan by calling:

GE Retirement Savings Plan Service Center:  1-877-55-GERSP (1-877-554-3777)

or visit OneHR.ge.com > Retirement (or RSP) > My GE RSP

OUTSIDE THE RETIREMENT SAVINGS PLAN

If shares of the GE RSP U.S. Equity and the GE RSP Income Funds have been distributed to you from the Plan, information on these investments may be obtained by calling:

SSGA Funds Management, Inc.:  1-800-242-0134

or visit www.ssga.com/geam

Shareholder Services	61

GE RSP Funds

1600 Summer Street

Stamford, CT 06905

Or at:

PO Box 7900

Stamford, CT 06904-7900

www.ssga.com/geam

Item 2. Code of Ethics.

As of the end of the period covered by this report, General Electric RSP Income Fund (the “Registrant” or the “Fund”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by the Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. The Registrant has not made any amendments to the Code that relates to any element of the code of ethics definition set forth in Item 2(b) of Form N-CSR during the covered period. The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Trustees (the “Board”) has determined that the Fund has the following “audit committee financial expert” as defined in Item 3(b) of Form N-CSR serving on its audit committee (the “Audit Committee”): Mr. Vaidheesh Krishnamurti. The “audit committee financial expert” is deemed to be an “interested person” of the Registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (15 U.S.C. 80a-2(a)(19)).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate audit fees billed for professional services rendered BBD, LLP (“BBD”), the Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements, or services that are normally provided by BBD in connection with the Registrant’s statutory and regulatory filings and engagements were $26,500 and $26,500, respectively.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2020 and December 31, 2019, there were no fees for assurance and related services by BBD reasonably related to the performance of the audit of the Fund’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

For the fiscal years ended December 31, 2020 and December 31, 2019, there were no fees for professional services rendered by BBD for tax compliance, tax advice or tax planning.

(d)	All Other Fees

For the fiscal years ended December 31, 2020 and December 31, 2019, there were no fees billed for professional services rendered by BBD for products and services provided by BBD to the Fund, other than the services reported in paragraphs (a) through (c).

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Audit Committee of the General Electric RSP Funds (the “Funds”) Board of Trustees is responsible for, among other things, the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and Covered Affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the 1940 Act and SEC regulations thereunder.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(e)(2)	Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate non-audit fees billed by BBD for services rendered to the Fund and SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Funds were $0 and $0, respectively.

(h)

BBD notified the Fund’s Audit Committee of all non-audit services that were rendered by BBD to the Adviser and any entity controlling, controlled by, or under common control with BBD that provides services to the Fund, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining BBD’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 13. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable.

(b)	Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	GENERAL ELECTRIC RSP INCOME FUND

By:	/s/ Ellen M. Needham
Ellen M. Needham
President

Date:	March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President (Principal Executive Officer)

Date:	March 5, 2021

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer (Principal Financial and Accounting Officer)

Date:	March 5, 2021